As filed with the Securities and Exchange Commission on July 5, 2024

Registration File No. 333-[XX]

Registration File No. 811-23982

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐ Pre-Effective Amendment No.
☐ Post-Effective Amendment No.
☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐ Amendment No.

Global X Venture Fund

(Exact Name of Registrant as Specified in Charter)

Global X Management Company, LLC

605 3rd Avenue, 43rd Floor

New York, New York 10158

(Address of Principal Executive Offices)
(212) 644-6440

(Registrant’s Telephone Number, including Area Code)

c/o Jasmin Ali, Esq.
Global X Management Company, LLC

605 3rd Avenue, 43rd Floor

New York, New York 10158

(Name and Address of Agent for Service)

Copy to:

Sean Graber, Esq.

Morgan, Lewis & Bockius LLP

2222 Market St.,

Philadelphia, PA 19103

Approximate Date of Commencement of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

PROSPECTUS

_____ __, 2024

GLOBAL X VENTURE FUND

SHARES OF BENEFICIAL INTEREST

The Global X Venture Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

Investment Objective. The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Interval Fund. Interval funds are investment vehicles that can provide individual investors with access to strategies that are typically limited to large institutional investors that have significant assets. These strategies may allocate a greater portion of their assets to asset classes that are less liquid than those typically found in mutual funds but may offer the potential to generate high long-term returns. Interval funds are not required to provide investors with daily liquidity; rather, they offer to repurchase a certain percentage of their outstanding shares at set periods or “intervals,” throughout the calendar year (often quarterly). The periodic repurchase schedule of an interval fund allows the investment manager of the interval fund to take a longer-term view with respect to allocating fund assets.

The Fund is an “interval fund” that is designed primarily for long-term investors and not as a trading vehicle. The Fund will, subject to applicable law, conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding shares of beneficial interest (“Shares”) at net asset value (“NAV”). In connection with any given repurchase offer, it is expected that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that holders of Shares (“Shareholders”) may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to seek to provide liquidity to Shareholders, you should consider the Shares to be illiquid. The Fund will make repurchase offers in the months of March, June, September and December and expects to make its initial repurchase offer after two full quarters following the commencement of operations. See “Types of Investments and Related Risks — Repurchase Program Risks.”

Unlisted Closed-End Fund. An investment in the Fund is subject to, among others, the following risks:

•	The Fund has limited operating history. There is not expected to be any secondary trading market in the Shares.

•	Unlike an investor in many closed-end funds, Shareholders should not expect to be able to sell their Shares regardless of how the Fund performs. An investment in the Fund is considered illiquid. Thus, an investment in the Fund may not be suitable for all investors.

•	Unlike many closed-end funds, the Shares are not listed on any securities exchange. The Fund intends to provide liquidity through quarterly offers to repurchase a limited amount of the Fund’s Shares (expected to be 5% of the Fund’s Shares outstanding per quarter).

•	There is no assurance that distributions paid by the Fund will be maintained or that dividends will be paid at all.

•	The Fund’s Shares may not be sold, transferred or assigned without the written consent of the Fund.

•	The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital. A return of capital will reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses.

•	The Fund invests in business enterprises of early-, medium- and late-stage private companies across multiple emerging sectors that the Advisers (as defined below) believe are poised to experience high growth. As a result, investment in Shares of the Fund involves substantial risks including risks associated with uncertainty regarding the valuations of private company investments, high rate of failure among early-stage companies, and restricted liquidity in securities of such companies.

The date of this prospectus is _______ __, 2024.

	Per Share	Total
Public Offering Price(1)	At Current NAV	Unlimited
Sales Load as a percentage of purchase amount	N/A	N/A
Proceeds to Fund Before Expenses(2)	Amount Invested at Current NAV	Unlimited
(1)	The minimum initial investment for Shares in the Fund from each investor is [$2,000].

(2)	Assumes all shares currently registered are sold in the continuous offering. Shares will be offered in a continuous offering at the respective Share’s then current NAV, as described herein. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. See “Fund Expenses.”

Structure. The Fund does not currently intend to list its Shares for trading on any securities exchange and does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. To provide some liquidity to Shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Shares, as described below. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares.

Investment Adviser. The investment adviser to the Fund is Global X Management Company, LLC (“Global X” or the “Adviser”), an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Global X is a Delaware limited liability company and a wholly-owned subsidiary of Mirae Asset Global Investments Co., Ltd. (“Mirae Global”). Under the terms of an investment management agreement between the Fund and the Adviser (“Advisory Agreement”), the Adviser serves as the investment adviser to the Fund, subject to the general oversight of the Fund’s Board of Trustees (the “Board of Trustees” or the “Board”), and is primarily responsible for the day-to-day investment management of the Fund. The Adviser has engaged the Investment Subadviser (as defined below) to provide day-to-day management of the Fund’s portfolio, subject to the supervision of the Adviser.

Investment Subadviser. Global X has engaged Mirae Asset Global Investments (USA) LLC (“Mirae” or the “Investment Subadviser” and, together with the Adviser, the “Advisers”), an investment adviser registered with the SEC under the Advisers Act, to serve as Investment Subadviser to the Fund and identify investment opportunities for the Fund. Mirae is a Delaware limited liability company and an affiliate of Global X. Mirae will serve as Investment

Subadviser to the Fund pursuant to an investment subadvisory agreement with Global X (the “Subadvisory Agreement”).

Securities Offered. This prospectus (the “Prospectus”) applies to the public offering of the Fund’s Shares. The Fund may offer additional classes of Shares in the future, subject to SEC approval. The Fund is offering an unlimited number of Shares on a continuous basis at the NAV per share. The minimum initial investment by a Shareholder for Shares is [$2,000] with minimum subsequent investments of [$100]. The minimum balance requirement for Shares is [$2,000]. The Fund reserves the right to waive the investment minimum. Shares are being offered through [_____________________] (the “Distributor”) at an offering price equal to the Fund’s then current NAV per Share. The Distributor is not affiliated with Global X or Mirae. See “Purchase of Shares.”

The Fund currently offers a single class of shares of beneficial interest to investors eligible to invest in the Fund. The Fund has submitted to the SEC an application for an exemptive order to permit the Fund to offer additional classes of shares. Although there is no assurance that the SEC will grant such an order, any additional class of shares will have certain differing characteristics and differences in the distribution and/or Shareholder servicing fees that may be charged.

Shares are subject to restrictions on transferability and liquidity will be provided by the Fund only through repurchase offers, which are expected to be made quarterly by the Fund, as determined by the Fund’s Board in its sole discretion based on recommendations by the Adviser. See “Share Repurchase Program.”

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. Investors are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information, dated [ ], 2024 (the “Statement of Additional Information” or “SAI”), has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. The Statement of Additional Information and, when available, the Fund’s annual and semi-annual reports and other information filed with the SEC, can be obtained upon request and without charge by writing to the Fund at Global X Management Company, LLC, 605 Third Avenue, 43rd Floor, New York, New York 10158, or by calling toll-free 1-888-493-8631. Investors may request the Fund’s Statement of Additional Information, annual and semi-annual reports when available and other information about the Fund or make Shareholder inquiries by calling 1-888-493-8631 or by visiting https://[ ]. In addition, the contact information provided above may be used to request additional information about the Fund and to make Shareholder inquiries. The Statement of Additional Information, other materials incorporated by reference into this Prospectus and other information about the Fund is also available on the SEC’s website at http://www.sec.gov.

Shares are not deposits nor obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System nor any other government agency.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY OF TERMS

The following information is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this Prospectus and the Statement of Additional Information.

The Fund:	Global X Venture Fund, a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund was organized under Delaware law on September 21, 2023. The Fund is operated as an “interval fund” as discussed below.

Investment Objective:	The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategy:	As discussed in more detail below, the Fund’s assets will primarily be invested in the Fund’s Private Investment Sleeve (as defined below) with the remainder of the Fund’s assets invested in the Fund’s Cash Investment Sleeve (as defined below). The Adviser serves as the investment adviser to the Fund, subject to the general oversight of the Fund’s Board, and is primarily responsible for the day-to-day investment management of the Fund. The Adviser has engaged the Investment Subadviser to provide day-to-day management of the Fund’s portfolio, subject to the supervision of the Adviser.

Private Investment Sleeve. The Fund will invest, under normal circumstances, primarily in domestic and foreign equity securities, including common stocks, preferred stocks, partnership interests, business trust shares, securities convertible into or exchangeable for any of the foregoing, other equity investments or ownership interests in business enterprises of early-, medium- and late-stage private companies across multiple emerging sectors that the Advisers believe are poised to experience high growth (collectively, “Portfolio Companies”). The Investment Subadviser seeks to identify long-term investment opportunities and provide capital and support to private companies throughout the entire lifecycle of their business. The Investment Subadviser seeks to identify category leading companies with unique products, consistent innovation, de-risked financials and proven management teams. The Investment Subadviser is stage-agnostic and targets Portfolio Companies with exposure to emerging sectors with potential for accelerated growth, including, but not limited to, Artificial Intelligence Companies, B2B Software Companies, Sustainability Companies, EdTech Companies, FinTech Companies, E-Commerce Companies, Gaming Companies, and Web 3.0/Digital Asset Companies.

•	Artificial Intelligence Companies. Artificial Intelligence Companies are companies that the Investment Subadviser believes are positioned to benefit from the further development and utilization of artificial intelligence in their products and services.

•	B2B Software Companies. B2B Software Companies are companies that the Investment Subadviser believes sell goods and services in the software sector directly from business to business.

•	Sustainability Companies. Sustainability Companies are companies that the Investment Subadviser believes are positioned to benefit from increased demand for services or technologies that reduce or eliminate negative impacts, and/or create positive impacts, on the natural environment.

•	EdTech Companies. EdTech Companies are companies that the Investment Subadviser believes are positioned to benefit from demand for digital learning and educational products and services.

•	FinTech Companies. Fintech Companies are companies that the Investment Subadviser believes are positioned to benefit from demand for financial technology products and services.

•	E-Commerce Companies. E-Commerce Companies are companies that the Investment Subadviser believes are positioned to benefit from the increased adoption of e-commerce as a distribution model.

•	Gaming Companies. Gaming Companies are companies that the Investment Subadviser believes are poised to benefit from the burgeoning demand for digital entertainment.

•	Web 3.0/Digital Asset Companies. Web 3.0/Digital Asset Companies are companies that the Investment Subadviser believes are positioned to benefit from the development and utilization of Web 3.0 technologies and digital assets. Web 3.0 refers to the next generation of the World Wide Web, which emphasizes decentralized protocols and applications. Digital assets in this context include blockchain-based technologies, decentralized finance (DeFi) platforms, non-fungible tokens (NFTs), and other related innovations. The Fund will not invest directly in cryptocurrencies.

The Advisers (as defined below) believe that the ability to invest in privately held, early-, medium- and late-stage companies can offer the potential to capture more upside potential than investments in the securities of companies that are already publicly traded. The Investment Subadviser seeks to capture this value accretion, or what may be referred to as a private-public valuation arbitrage, by investing primarily in Portfolio Companies that it believes have high growth potential.
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In seeking to achieve its investment objective, the Fund may invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Fund may invest in such securities without limitation. The Fund may invest in equity securities of Portfolio Companies located in both developed and emerging markets, and may invest in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and securities listed on local foreign exchanges.

In addition to the foregoing investments in Portfolio Companies, the Fund may invest its assets in pooled investment vehicles, including venture capital funds, special purpose vehicles (“SPVs”) and similar structures, some of which may be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (“Private Funds”). The Fund’s investments in Private Funds will be limited to 15% of the Fund’s net assets.

The Fund’s investments in Portfolio Companies and Private Funds are collectively referred to as the Fund’s “Private Investment Sleeve.” Under normal circumstances, the Fund’s Private Investment Sleeve is expected to constitute at least a majority of the Fund’s assets and could constitute up to approximately 95% of the Fund’s assets, as measured at the time of investment.

The Fund will be concentrated (i.e., more than 25% of the value of the Fund’s assets) in securities of issuers having their principal business activities in groups of industries in the technology sector.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that it may invest a high percentage of its assets in a limited number of issuers and may invest a larger proportion of its assets in a single issuer.

Cash Investment Sleeve. The portion of the Fund’s assets not invested in the Private Investment Sleeve will be invested by the Investment Subadviser in cash and/or cash equivalents such as high-quality, short-term debt and fixed income securities, money market instruments, affiliated and unaffiliated exchange traded funds (“ETFs”) investing in U.S. Treasury Bills, and other money market funds (collectively referred to herein as the Fund’s “Cash Investment Sleeve”). U.S. Treasury Bills are short-term U.S. debt securities that have a remaining maturity of at least one month and less than three months.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.
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For example, during such period, 100% of the Fund’s assets may be invested in short-term, high-quality fixed income securities, cash or cash equivalents. Temporary defensive positions may be initiated when the Investment Subadviser and/or the Adviser judges that market conditions make pursuing the Fund’s investment strategies inconsistent with the best interests of its Shareholders. When the Fund takes temporary defensive positions, it may not achieve its investment objective.

Risk Factors:	There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. The Fund is expected to hold illiquid securities, which may result in the Fund being unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments.

Privately Placed Securities Risk: Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Illiquid Securities Risk: The Fund will invest in illiquid securities which are not readily marketable. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of
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securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions.

Focus Risk: Because the Fund focuses its investments in securities of companies in a group of industries in the technology sector, the Fund’s performance will be particularly susceptible to adverse events impacting such industries and sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in these industries and sector.

•	Risks Related to Investing in the Technology Sector: The Fund’s assets will be concentrated in securities of issuers having their principal business activities in groups of industries in the technology sector. Accordingly, the Fund’s performance will be particularly susceptible to adverse events impacting the technology sector, which may include, but are not limited to, the following: rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs.

Early-stage Companies Risk: Early-stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early-stage companies may be less liquid, privately traded and more volatile and speculative than the securities of larger companies.

Medium- and Late-Stage Companies Risk: Medium- and late-stage private companies, while typically further along in developing their products and market presence, still encounter significant risks. These companies may require substantial additional financing to scale operations, expand into new markets, or sustain growth, with no guarantee that such financing will be available on favorable terms. Although they may have validated their business models to some extent, they are still subject to the uncertainties of market acceptance and competition, which can impact profitability and growth prospects. Additionally, as they prepare for potential public offerings or acquisition exits, these companies may face increased scrutiny and regulatory challenges that can affect their valuation and strategic flexibility.

Risks Related to Investing in Artificial Intelligence Companies: Artificial Intelligence Companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Artificial Intelligence
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Companies typically engage in significant amounts of spending on research and development and there is no guarantee that the products or services produced by these companies will be successful. In addition, artificial intelligence technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology.

Risks Related to Investing in B2B Software Companies: The B2B software industry is highly competitive, with numerous players vying for market share. B2B Software Companies may be adversely impacted by technological advancements, changes in regulations, economic conditions, and shifts in customer preferences. Changes in regulations, data privacy laws, or industry compliance requirements can impact the B2B Software Companies’ operations and increase compliance costs. As B2B Software Companies typically have a concentrated client base and operate on a subscription-based revenue model, these companies can be exposed to risks such as consumer churn, pricing pressure, and long sales cycles.

Risks Related to Investing in Sustainability Companies: Investing with a focus on Sustainability Companies may result in the Fund investing in certain types of companies, industries or sectors that the market may not favor. Sustainability Companies may be subject to various regulations related to environmental protection, labor practices, product safety, and corporate governance. The securities of such companies may underperform the stock market as a whole and the criteria used to select companies for investment may result in the Fund investing in securities that underperform securities of companies that do not impose a specific mandate of addressing environmental, social and governance concerns.

Risks Related to Investing in EdTech Companies: EdTech Companies may be affected by changes in demographics and changes in consumer demands. EdTech Companies are also affected by macroeconomic growth and the overall strength of the labor market, which can influence the demand for educational products and services. Government regulation can have a significant impact on the products and services provided by EdTech Companies and the prices that they charge their customers. Some EdTech Companies have faced increased regulatory scrutiny, and in some cases litigation, related to the perception of their business practices as unfair or misleading to customers. Ongoing and future legal actions could have a negative impact on EdTech Companies.

Risks Related to Investing in FinTech Companies: FinTech Companies may be adversely impacted by government regulations, economic conditions, and deterioration in credit markets. These companies may have significant exposure to consumers and businesses in the form of loans and other financial products or services. FinTech Companies typically face intense competition and potentially rapid product obsolescence. There is significant risk that regulatory oversight
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of FinTech companies may increase in the future, which could increase costs and adversely impact the current business models of some FinTech Companies. FinTech Companies with significant alternative currency exposure may also be negatively impacted during high periods of volatility within the crypto markets.

Risks Related to Investing in E-Commerce Companies: E-Commerce Companies are subject to fluctuating consumer demand. Due to the online nature of E-commerce Companies and their involvement in processing, storing and transmitting large amounts of data, these companies are particularly vulnerable to cyber security risk. In the event of a cyberattack, E-commerce Companies could suffer serious adverse reputational and operational consequences, including liability and litigation. E-commerce Companies face intense competition, particularly with respect to pricing, and may participate in monopolistic practices that could make them subject to higher levels of regulatory scrutiny and/or potential break ups in the future, which could severely impact the viability of these companies.

Risks Related to Investing in Gaming Companies: Gaming Companies operate in a highly competitive and rapidly evolving sector, facing risks from technological advancements and changing consumer preferences that could lead to product obsolescence and necessitate continuous investment. These companies are significantly exposed to cybersecurity risks due to their reliance on online platforms and storage of extensive user data, which raises concerns over data breaches and potential financial and reputational damages. Regulatory challenges also pose a risk, with varying international regulations affecting market access and content restrictions. The integration of digital assets and blockchain technologies introduces volatility and regulatory uncertainty, potentially impacting financial stability. Revenue concentration in hit titles and the project-based nature of game development can result in financial volatility, as success is heavily dependent on continuous hit releases and managing development costs. Moreover, expansion into new markets requires navigating cultural differences and intellectual property rights, which can impede growth. The sector’s sensitivity to consumer discretionary spending and its inherent volatility underscore the investment risks in Gaming Companies.

Risks Related to Investing in Web 3.0/Digital Asset Companies:

•	Web 3.0/Digital Assets Risk: The regulatory landscape for Web 3.0/Digital Asset Companies is still evolving and varies across jurisdictions. The Web 3.0 space is highly competitive as new protocols, platforms, and applications are constantly being developed. Web 3.0 technologies are still relatively nascent and may face technological challenges. The decentralized nature of Web 3.0 technologies introduces unique security risks, including hacking, smart contract vulnerabilities, and loss of funds due to human error or technical glitches. Web 3.0/Digital Asset Companies may also be adversely impacted
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by broader economic and geopolitical factors.

•	Cryptocurrency Risk: Although the Fund will not invest directly in cryptocurrency, the Fund may nevertheless have indirect exposure to the risks of cryptocurrency through its investments in the Portfolio Companies. See “Risk Factors – Web 3.0/Digital Asset Companies.” Cryptocurrency, often referred to as “virtual currency” or “digital currency,” operates as a decentralized, peer-to-peer financial exchange and value storage that is used like money. Cryptocurrencies operate without central authority or banks and are not backed by any government. Cryptocurrencies may experience very high volatility, and related investment vehicles that invest in cryptocurrencies may be affected by such volatility. Cryptocurrency is not legal tender. Federal, state or foreign governments may restrict the use and exchange of cryptocurrency, and regulation in the U.S. is still developing. Cryptocurrency exchanges have stopped operating and have permanently shut down due to fraud, technical glitches, hackers or malware. Cryptocurrency exchanges are new, largely unregulated, and may be more exposed to fraud.

Foreign Securities Risk: The Fund may invest in foreign securities. The Fund’s investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation, nationalization or restriction on repatriation of currencies. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. The Fund’s investments may lose money due to political, economic and geographic events affecting a foreign issuer or market.

•	ADR and GDR Risk: ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve additional currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated.
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Risk of Investing in Emerging Markets: Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the foreign currencies depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s NAV may change quickly and without warning, which could have a significant negative impact on the Fund.

Investment Company Risk: As with other investments, investments in other investment companies, including Private Funds, are subject to market and selection risk. If the Fund acquires shares of investment companies, Shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

•	Venture Capital Funds Risk: Investments in venture capital funds generally involve more risk than investments in private equity funds focused on later-stage investment because venture capital funds tend to invest in early-stage companies. Venture capital investing tends to be more speculative, there is a greater risk of loss of up to the entire amount invested because the underlying assets are generally attempting to do business in nascent or developing areas and the competition for gaining market share or a proven product may be particularly intense. Investments in venture capital funds are highly illiquid and there is no guarantee that the Fund will be able to realize its investments in the expected timeframe.

•	Private Funds Risk: The Fund’s investments in Private Funds subject it to the risks associated with direct ownership of the securities in which the underlying funds invest. Private Funds are also subject to operational risks, such as the Private Fund manager’s ability to maintain operations, including back office functions, property management, accounting, administration,
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risk management, valuation services and reporting. The Fund may be required to indemnify certain of the Private Funds and/or their services providers from liability, damages, costs or expenses. In addition, the Fund, as a holder of securities issued by the Private Funds, will bear its pro rata portion of such Private Fund’s expenses. These acquired fund fee expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing costs and/or potentially reducing returns to investors. In addition, the Fund’s investments in Private Funds may be subject to investment lock-up periods, during which the Fund may not be able to withdraw its investment. Even if the Fund’s investment in a Private Fund is not subject to lock-up, it will take a significant amount of time to redeem or otherwise liquidate such a position. Such withdrawal limitations may also restrict the Adviser’s ability to reallocate or terminate investments in Private Funds that are poorly performing or have otherwise had adverse changes.

Cash Investment Sleeve Risk: Certain types of investments the Fund makes in the Cash Investment Sleeve are subject to the risks below.

•	ETF Risk: Investments in ETFs are subject to market and selection risk. As a result of these investments, Shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the ETF. An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective. The risks of owning shares in an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the Fund would be unable to sell its ETF shares unless and until trading is resumed.

•	Debt Securities Risk: Investments in debt securities are generally affected by changes in prevailing interest rates and the creditworthiness of the issuer. Prices of debt securities fall when prevailing interest rates rise. The longer the average maturity or duration of the debt securities held by the Fund, the more sensitive it will likely be to interest-rate fluctuations. The Fund’s yield on investments in debt securities will fluctuate as the securities in the Fund are invested in securities with different interest rates. Investments in bonds are also subject to credit risk. Credit risk is the risk that an issuer of debt securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the debt securities in which the Fund invests. However, credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value
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and are not absolute guarantees as to the payment of interest and the repayment of principal.

•	U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. U.S. Treasury obligations are subject to inflation risk, as the price of short-term U.S. Treasury obligations tends to fall during inflationary periods as investors seek higher yielding investments. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s investments in U.S. Treasury obligations to decline. In addition, uncertainty in regard to the U.S. debt ceiling may increase the volatility in U.S. Treasury obligations and can heighten the potential for a credit rating downgrade, which could have an adverse effect on the value of the Fund’s U.S. Treasury obligations.

•	Short-Term Debt Instruments/Money Market Instruments Risk: The Fund may invest in short-term money market instruments / debt instruments with short maturities, which can result in relatively high turnover rates. The transaction costs incurred as a result of the purchase or sale of short-term money market instruments / debt instruments may also increase, which in turn may have a negative impact on the Fund.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, market trends and general economic conditions. Equity investments can experience failures or substantial declines in value at any stage. Equity holders generally have an inferior rank to debt holders, and are thus exposed to higher risks.

•	Common Stock Risk: Common stocks represent an ownership interest in a company. Common stocks and similar equity securities are more volatile and riskier than some other forms of investment.

•	Preferred Securities Risk: Preferred stock may be subordinated to bonds or other debt instruments in an issuer’s capital structure, meaning that an issuer’s preferred stock generally pays dividends only after the issuer makes required payments to holders of its bonds and other debt. Additionally, in certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally provides no voting rights with respect to the issuer. Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. As interest rates rise, the value of the preferred stocks held by the Fund are likely to decline.
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Convertible Securities Risk. The market price of a convertible security generally tends to behave like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Because a convertible security derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security. Convertible securities tend to have a lower payout than securities that do not have a conversion feature. Convertible securities may also be issued based on a fixed conversion ratio or market price conversion ratio, and a market price conversion ratio may present risks to the company and holders of its common stock in the event of a price decline.

The terms of these securities can be complex and challenging to understand, which can lead to disputes between founders and investors. A company can incur the risk of being over-levered if it issues too many convertible securities. There is risk that if the company is unable to raise additional funding, it may not be able to convert these securities into equity. In situations where the company raises additional funding at a higher valuation, investors may not be able to convert these securities at a discount, which could impact return on their investments.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers and may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Valuation Risk: Because the Fund will invest a significant portion of its assets in non-publicly traded securities, there will be uncertainty regarding the value of the Fund’s investments, which could adversely affect the determination of the Fund’s NAV. Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, less information may be available with respect to private company investments and there is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. In addition, investments in private companies generally are in restricted securities that are not traded in public markets and subject to substantial holding periods. There can be no assurance that the Fund will be able to realize the value of such investments in a timely manner. The Fund’s ability to value its investments may also be
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impacted by technological issues and/or errors by pricing services or other third-party service providers.

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment.

Risk of Competition for Investment Opportunities. The Fund competes for investments with other investment funds and institutional investors. Certain investors have increasingly begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities may intensify. Some of the Fund’s competitors are larger and may have greater financial and other resources and higher risk tolerance than the Fund. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than the Fund is able or willing to do. Furthermore, some of the Fund’s competitors may not be subject to the regulatory restrictions that the 1940 Act imposes on it as a closed-end fund. These factors may make it more difficult for the Fund to achieve its investment objective.

Co-Investment Transactions Risk. The Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates (as well as affiliated persons of such affiliated persons) unless SEC relief is available. Among others, affiliated persons of the Fund may include other investment funds managed by the Adviser, Investment Subadviser or their affiliates. The 1940 Act prohibits certain “joint” transactions with the Fund’s affiliates without prior approval from the SEC or reliance on an applicable exemptive rule under the 1940 Act or other regulatory guidance. Even if the Fund were to be able to rely on such rule or guidance that would permit certain “joint” transactions, the conditions imposed by the SEC staff may preclude the Fund from transactions in which it would otherwise wish to engage. These restrictions may affect the Fund’s ability to capitalize on attractive investment opportunities.

The Advisers and the Fund have applied for an exemptive order from the SEC that would expand the Fund’s ability to co-invest alongside the Advisers and their affiliates in Portfolio Companies. There is no assurance that the Advisers or the Fund will receive such an exemptive order on a timely basis or at all, or, if granted, may be granted with conditions that limit or restrict the Fund’s ability to participate in an investment in such Portfolio Companies.

New Fund Risk: The Fund is a new fund, with limited operating history, which may result in additional risks for investors in the Fund. It may take up to a year for the Fund’s investments to fully reflect its intended investment strategy. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund. While Shareholder interests will be the
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paramount consideration, the timing of any liquidation may not be favorable to certain individual Shareholders.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company’s securities to decline.

Management Risk: The Fund is subject to management risk. The ability of the Adviser and the Investment Subadviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser and the Investment Subadviser, and there can be no assurance that any such personnel will continue to be associated with the Fund.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, the Investment Subadviser and the Fund’s other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its Shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Regulated Investment Company (“RIC”) Status Risk: To qualify and remain eligible for the special tax treatment accorded to RICs and their Shareholders under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status, which is explained further under “Tax Matters.” In particular, in order for the Fund to qualify as a RIC under the Code, the Fund must, among other requirements, derive at least 90% of its gross income for each taxable year from sources generating “qualifying income” for purposes of the “qualifying income test.” If the Fund fails to qualify as a RIC for any year and certain relief provisions are not available, all of the Fund’s taxable income will be subject to tax at the 21% regular corporate rate without any deduction for distributions to Shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its Shareholders, subject to the dividends received deduction for corporate Shareholders and lower tax rates on qualified dividend income for individual Shareholders. If the Fund were to fail to qualify as a RIC in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a RIC.
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Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in capital gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. Please see the “Tax Matters” section for a more detailed discussion, including the availability of certain relief provisions for certain failures by the Fund to qualify as a RIC.

Repurchase Program Risk: Although the Fund intends to implement a quarterly share repurchase program, there is no guarantee that a Shareholder will be able to sell all of the Shares that the Shareholder desires to sell. The Fund should therefore be considered to offer limited liquidity.

Unlisted Shares Risk: Unlike many closed-end funds, the Fund’s Shares will not be listed on any securities exchange. Therefore, an investment in the Fund is not a liquid investment.

Key Personnel Risk. The Fund does not and will not have any internal management capacity or employees and depends on the experience, diligence, skill and network of business contacts of the investment professionals the Advisers currently employ, or may subsequently retain, to identify, evaluate, negotiate, structure, close, monitor and manage the Fund’s investments. In addition, the Fund cannot assure investors that the Advisers will remain the Fund’s investment advisers. The Fund may not be able to find a suitable replacement within that time, resulting in a disruption in its operations that could adversely affect its financial condition, business and results of operations. This could have a material adverse effect on the Fund’s financial conditions, results of operations and cash flow.

Adviser:	Global X Management Company, LLC, a Delaware limited liability company and registered investment adviser, serves as investment adviser to the Fund. Pursuant to the Advisory Agreement between the Adviser and the Fund, the Adviser is responsible for the day-to-day investment management of the Fund, subject to the general oversight of the Fund’s Board. The Adviser has engaged the Investment Subadviser (as defined below) to provide day-to-day management of the Fund’s portfolio, subject to the supervision of the Adviser. For more information on the Adviser, see “Management of the Fund—Adviser” in this Prospectus.

Investment Subadviser:	Global X has engaged Mirae to serve as Investment Subadviser to the Fund and identify investment opportunities for the Fund. Mirae is a Delaware limited liability company and an affiliate of Global X. Mirae will serve as Investment Subadviser to the Fund pursuant to the Subadvisory Agreement with Global X. For more information on the
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Investment Subdviser, see “Management of the Fund—Investment Subadviser” in this Prospectus.

Purchase of Shares:	The Fund offers a single class of Shares on a continuous basis at the NAV per Share. The Fund may offer additional classes of Shares in the future, subject to SEC approval.

The Fund’s Shares are offered to new and existing investors daily, as of the close of business on each Business Day. A “Business Day” means any day on which the New York Stock Exchange is open for business. See “Purchase of Shares” for purchase instructions and additional information.

Minimum Investment:	The minimum initial investment for Shares in the Fund from each investor is at least $[2,000]. The minimum amount for any additional purchases of Shares is $[100]. The minimum balance requirement for Shares is $[2,000]. However, the Adviser reserves the right to waive or modify these requirements in its sole discretion. See “Purchase of Shares” for more information.

Plan of Distribution:	[__________________], serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Fund’s Shares are offered for sale through the Distributor at NAV. The Distributor also may enter into broker-dealer selling agreements with other broker dealers for the sale and distribution of the Fund’s Shares.

The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund Shares.

The Fund’s Shares being offered hereby will be primarily offered and distributed by the Distributor. The Distributor may earn (or pay to other financial intermediaries) [a Service Fee (as discussed below)]. This offering is being made on a “best efforts” basis.

No market currently exists for the Fund’s Shares. The Fund’s Shares are not listed and the Fund does not currently intend to list its Shares for trading on any securities exchange, and the Fund does not anticipate that any secondary market will develop for its Shares. Neither the Adviser nor the Fund intends to make a market in the Fund’s Shares.

The Adviser and/or its affiliates may pay broker/dealers or other financial intermediaries for the sale of the Fund Shares and related services. These payments create a conflict of interest by influencing your broker/dealer, salespersons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask
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your financial adviser or visit your financial intermediary’s website for more information.

Shareholder Service Plan:	[The Fund has adopted shareholder services plan and agreement (the “Service Plan”) with respect to the Shares that allows such shares to pay service providers a fee in connection with the ongoing servicing of Shareholder accounts owning such shares at an annual rate of up to [0.25]% of average daily net assets of the Shares (the “Service Fee”). The Service Plan provides that the Service Fee on the Shares will be paid to the Distributor, which may then be used by the Distributor to compensate financial intermediaries for providing shareholder services with respect to the Shares.]

Distributions:	The Fund’s distribution policy is to make monthly distributions to Shareholders. See “Distributions.” The Board reserves the right to change the distribution policy from time to time.

Dividend Reinvestment Plan:	The Fund will operate under a dividend reinvestment plan (“DRIP”) administered by [_____________________]. Pursuant to the plan, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the Shares of the Fund. Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have Distributions automatically reinvested in Shares of the Fund may terminate participation in the DRIP at any time by written instructions to that effect to the Fund or the shareholder’s financial intermediary. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Such written instructions must be received 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the DRIP. Under the DRIP, the Fund’s Distributions to Shareholders are reinvested in full and fractional shares. See “Distributions — Dividend Reinvestment Plan.”

Interval Fund Structure:	The Fund has been organized as a continuously offered, non-diversified closed-end management investment company. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide some liquidity to Shareholders, the Fund will be structured as an “interval
18

fund” and conduct quarterly repurchase offers for a limited amount of the Fund’s Shares (expected to be 5% of the Fund’s Shares outstanding).

Share Repurchases:	The Shares have no history of public trading, nor is it intended that the Shares will be listed on a public exchange at this time. No secondary market is expected.

The Fund is an “interval fund,” a type of fund which, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given repurchase offer, it is expected the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. Quarterly repurchases occur in the months of March, June, September and December and expects to make its initial repurchase offer after two full quarters following the commencement of operations. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders at least 21 and not more than 42 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund will determine the NAV applicable to repurchases on the “Repurchase Pricing Date.” The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such Date. The Fund’s NAV per Share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. During the period an offer to repurchase is open, Shareholders may obtain the current NAV per Share by calling 1-888-493-8631.

The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when, or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Types of Investments and Related Risks — Repurchase Program Risks.”

The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings, cash from new subscriptions, or the liquidation of portfolio securities. If the Fund is required to sell its more liquid, higher quality portfolio securities to purchase Shares that are
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tendered, remaining common Shareholders will be subject to increased risk and increased Fund expenses as a percentage of net assets.

Summary of Tax Matters:	The Fund intends to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under the Code. As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that is timely distributed as dividends for U.S. federal income tax purposes to Shareholders, as applicable. To qualify and maintain its qualification as a RIC for U.S. federal income tax purposes, the Fund is required to meet certain specified source-of-income and asset diversification requirements, and is required to distribute to Shareholders dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses plus at least 90% of its net tax-exempt interest income for each tax year, as applicable. See “Distributions” and “Tax Matters.”

Fiscal Year:	For accounting purposes, the Fund’s fiscal year is the 12-month period ending on [XXXX].

Valuations:	The Board has the ultimate responsibility for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Adviser’s valuation procedures (“Valuation Procedures”). [The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Valuation Procedures to the Adviser and the Adviser’s valuation committee, and has designated the Adviser as valuation designee to perform fair value determinations, pursuant to the Valuation Procedures, for Fund portfolio investments that do not have readily available market quotations. In carrying out these responsibilities, the Adviser is authorized to utilize, among others, independent third-party pricing services, independent third-party valuation services and broker-dealer valuations.] Portfolio securities for which market quotations are readily available are valued at market value. The Fund calculates its NAV per Share once each business day in accordance with the Valuation Procedures. See “Determination of Net Asset Value” for more information.

Reports:	As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to Internal Revenue Service (“IRS”) reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.
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Independent Registered Public Accounting Firm:	[_____________________]

Administrator:	[_____________________]

Custodian:	[_____________________]

Distributor:	[_____________________]

Transfer Agent:	[_____________________]

SUMMARY OF FEES AND EXPENSES

The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly. The expenses shown in the table under “Annual Fund Operating Expenses” are estimated based on projected amounts for the Fund’s first full fiscal year of operations.

If you invest through a brokerage account, you may be required to pay commissions and/or other forms of compensation to a broker for transactions in the Shares, which are not reflected in the table or the Example below. Any costs associated with opening such an account are not reflected in the following table or the Example below. Investors should contact their broker or other financial professional for more information about the costs associated with opening such an account.

SHAREHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)	XX%
[Dividend Reinvestment and Cash Purchase Plan Fees]	XX%
ANNUAL FUND OPERATING EXPENSES (as a percentage of projected average net assets attributable to Shares)
Management Fee	XX%
[Interest Payments on Borrowed Funds]	XX%
Other Expenses(1)	XX%
[Shareholder Servicing Fee]	[0.25%]
[Other Operating Expenses]	XX%
Acquired Fund Fees and Expenses (AFFE)(2)	XX%
Total Annual Fund Expenses	XX%
[Less Expense Limitation and Reimbursement(3)	(XX%)]
Total Net Annual Expenses	XX%

(1)

Other Expenses are based on estimated amounts for the Fund’s first full year of operations.

(2)

AFFE are indirect fees and expenses that the Fund incurs from investing in shares of other investment vehicles, including in shares of Private Funds, mutual funds, and ETFs. AFFE are based on estimated amounts for the current fiscal year.

(3)

[_____________________].

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Example:

You would pay the following fees and expenses on a $1,000 investment, assuming a 5.0% annual return, and the Fund’s operating expenses [(including capped expenses for the period described in the footnote to the fee table)] remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Shares	$XX	$XX	$XX	$XX

The example and the expenses in the tables above should not be considered a representation of the Fund’s future expenses, and actual expenses may be greater or less than those shown.

While the example assumes a 5.0% annual return, as required by the SEC, the Fund’s performance will vary and may result in a return greater or less than 5.0%. For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Fund Expenses” and “Management Fee.”

FINANCIAL HIGHLIGHTS

[Because the Fund is newly organized and its Shares have not previously been offered, the Fund does not have any financial history as of the date of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.]

PLAN OF DISTRIBUTION

[_____________________, located at _______________________], serves, pursuant to a Distribution Agreement, as the Fund’s principal underwriter and acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Fund’s Shares are offered for sale through the Distributor at NAV. For information on how the Fund calculates NAV, see “Determination of Net Asset Value” above. The Distributor also may enter into broker-dealer selling agreements with other broker dealers for the sale and distribution of the Fund’s Shares.

Neither the Distributor nor any other broker-dealer is obligated to buy from the Fund any of the Shares. The Distributor does not intend to make a market in the Shares. [The Distribution Agreement provides that the Fund will indemnify the Distributor and its trustees or directors, officers, and control persons (within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”)) against certain liabilities arising under the Securities Act. The indemnification will not apply to actions of the Distributor, its trustees or directors, officers, or control persons in cases of their willful misfeasance, bad faith, or gross negligence in the performance of their duties. The Distribution Agreement further provides that the Distributor will indemnify the Fund and its Trustees, officers, and control persons (within the meaning of Section 15 of the Securities Act) against certain liabilities arising under the Securities Act. The indemnification will not apply to actions of the Fund, its Trustees, officers, or control persons in cases of their willful misfeasance, bad faith, or gross negligence in the performance of their duties.]

The Fund is offered on a continuous basis. Purchase orders will be effective only upon the Fund’s acceptance, and the Fund reserves the right to reject any purchase order in whole or in part in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Shares are not available in certificated form.

The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. No market currently exists for the Fund’s Shares. The Fund’s Shares are not listed and the Fund does not currently intend to list its Shares for trading on any securities exchange, and the Fund does not anticipate that any secondary market will develop for its Shares. Neither the Adviser nor the Fund intends to make a market in the Fund’s Shares.

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DISTRIBUTIONS

The Fund intends to qualify each year as a RIC under the Code. As a RIC, the Fund generally pays no federal income tax on the income and gains it distributes. Each Shareholder of the Fund is entitled to its share of the Fund’s distributions of net investment income and net realized capital gains on its investments. The Fund pays out substantially all of its net earnings to its Shareholders as “distributions.”

The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund Shareholders as dividends from net investment income. The Fund realizes capital gains or losses whenever it sells securities. Net realized capital gains are distributed to Shareholders as “capital gain distributions.” Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to Shareholders as ordinary income. Any long-term capital gains distributions a shareholder receives from the Fund are taxable as long-term capital gain.

Net investment income, if any, are typically distributed to Shareholders monthly, and net capital gains, if any, are typically distributed to Shareholders at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Code. In addition, the Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period. If the Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of a shareholder’s investment in Shares.

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to Shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

At the time you purchase your Fund Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Dividend Reinvestment Plan

Pursuant to the dividend reinvestment plan established by the Fund, each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash. A Shareholder is free to change this election at any time. [If, however, a Shareholder requests to change its election within 30 days prior to a distribution, the request will be effective only with respect to distributions after the 30-day period.] A Shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such Shareholder’s behalf.

A Shareholder may elect to (a) reinvest both dividends and capital gain distributions; (b) receive dividends in cash and reinvest capital gain distributions; or (c) receive both dividends and capital gain distributions in cash.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP.

Shares will be issued pursuant to the DRIP at their NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment, but the Service Fee will be charged

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where applicable. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund. The reinvestment of dividends and distributions pursuant to the DRIP will increase the Fund’s net assets on which the Management Fee is payable to the Adviser.

USE OF PROCEEDS

The Fund intends to use the net proceeds from the sale of its securities pursuant to this Prospectus to acquire investments in accordance with the Fund’s investment objective and strategies described in this Prospectus and other general corporate purposes, including funding Share repurchases. The Fund is continuously identifying, reviewing and, to the extent consistent with the Fund’s investment objective, funding new investments. The Fund will also use a portion of any such proceeds to pay operating expenses, and other expenses such as due diligence expenses relating to potential new investments.

The Fund currently anticipates being able to invest proceeds from the sale of its Shares promptly after the receipt of such proceeds, subject to the availability of appropriate investment opportunities consistent with the Fund’s investment objective and market conditions. The marketplace for private company and venture capital investing has become increasingly competitive, and the Fund may encounter delays in locating suitable investment opportunities. Such delays may impact Shareholders’ investment returns. Until appropriate private company and venture capital investments can be found, the Fund intends to invest its assets in publicly traded securities, which may have returns that are lower than returns from private company and venture capital investments.

THE FUND

The Fund is a non-diversified, closed-end management investment company that is registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund is structured as an “interval fund” and continuously offers its Shares. The Fund was organized as a Delaware statutory trust September 21, 2023. The principal office of the Fund is located at 605 Third Avenue, 43rd Floor, New York, New York 10158 and its telephone number is 1-888-493-8631.

The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective. A description of the Fund’s principal investment strategies is disclosed below. See “Investment Strategies.”

INVESTMENT STRATEGIES

Investment Strategies

As discussed in more detail below, the Fund’s assets will primarily be invested in the Fund’s Private Investment Sleeve with the remainder of the Fund’s assets invested in the Fund’s Cash Investment Sleeve. The Investment Subadviser will be responsible for the day-to-day management of the Fund’s portfolio, subject to the supervision of the Adviser.

Private Investment Sleeve. The Fund will invest, under normal circumstances, primarily in domestic and foreign equity securities, including common stocks, preferred stock, partnership interests, business trust shares, securities convertible into or exchangeable for any of the foregoing, other equity investments or ownership interests in Portfolio Companies. The Investment Subadviser seeks to identify long-term investment opportunities and provide capital and support to private companies throughout the entire lifecycle of their business. The Investment Subadviser seeks to identify category-leading companies with unique products, consistent innovation, de-risked financials and proven management teams. The Investment Subadviser is stage-agnostic and targets Portfolio Companies with exposure to emerging sectors with accelerated growth, including, but not limited to, Artificial Intelligence Companies, B2B Software Companies, Sustainability Companies, EdTech Companies, FinTech Companies, E-Commerce Companies, Gaming Companies, and Web 3.0/Digital Asset Companies.

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The ability to invest in privately held, early-, medium- and late-stage companies can offer the potential to capture more upside potential than investments in the securities of companies that are already publicly traded. The Investment Subadviser seeks to capture this value accretion, or what may be referred to as a private-public valuation arbitrage, by investing primarily in Portfolio Companies that it believes have high growth potential.

In determining the Portfolio Companies that align with specific investment themes, the Investment Subadviser employs a rigorous selection process grounded in proprietary research and evaluation. This process draws upon a wide range of resources, including but not limited to, external studies and analyses, to craft investment strategies, thereby uncovering opportunities influenced by broader industry movements or specific organizational developments. The types of companies that the Investment Subadviser believes are Artificial Intelligence Companies, B2B Software Companies, Sustainability Companies, EdTech Companies, FinTech Companies, E-Commerce Companies, Gaming Companies, and Web 3.0/Digital Asset Companies are described below:

•	Artificial Intelligence Companies. Artificial Intelligence Companies are companies that the Investment Subadviser believes are positioned to benefit from the further development and utilization of artificial intelligence in their products and services. The Investment Subadviser considers Artificial Intelligence Companies to be companies that (i) have developed internal artificial intelligence capabilities (organically or through acquisition) and are applying artificial intelligence technology directly in their products and services, (ii) provide artificial intelligence capabilities to their customers as a service, (iii) produce semiconductors, memory storage and other hardware that is utilized for artificial intelligence applications and (iv) are developing quantum computing technology.

•	B2B Software Companies. B2B Software Companies are companies that the Investment Subadviser believes sell goods and services in the software sector from business to business.

•	Sustainability Companies. Sustainability Companies are companies that the Investment Subadviser believes are positioned to benefit from increased demand for services or technologies that reduce or eliminate negative impacts, and/or create positive impacts, on the natural environment.

•	EdTech Companies. EdTech Companies are companies that the Investment Subadviser believes provide educational products and services, including companies primarily involved in digital learning and educational content/publishing, as well as early childhood education, secondary education, higher education, professional education and enterprise video and chat communication platforms.

•	FinTech Companies. FinTech Companies are companies that the Investment Subadviser believes provide financial technology products and services, including companies involved in (i) mobile payments, (ii) peer-to-peer and marketplace lending, (iii) enterprise solutions (iv) blockchain and alternative currencies, (v) crowdfunding and (vi) personal finance software and automated wealth management/trading.

•	E-Commerce Companies. E-Commerce Companies are companies that the Investment Subadviser believes are positioned to benefit from the increased adoption of e-commerce as a distribution model, including but not limited to, companies whose principal business is in operating e-commerce platforms, providing e-commerce software and services, and/or selling goods and services online.

•	Gaming Companies. Gaming Companies are companies that the Investment Subadviser believes are poised to benefit from the burgeoning demand for digital entertainment, including but not limited to, companies whose principal business is in the development, publishing, or distribution of video games and other interactive media.

•	Web 3.0/Digital Asset Companies. Web 3.0/Digital Asset Companies are companies that the Investment Subadviser believes are positioned to benefit from the development and utilization of Web 3.0 technologies and digital assets. Web 3.0 refers to the next generation of the World Wide
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Web, which emphasizes decentralized protocols and applications. Digital assets in this context include blockchain-based technologies, decentralized finance (DeFi) platforms, non-fungible tokens (NFTs), and other related innovations. The Fund will not invest directly in cryptocurrencies.

The Investment Subadviser’s primary strategy is to invest in Portfolio Companies and to hold such securities until a liquidity event with respect to such Portfolio Company occurs, such as an initial public offering or a merger or acquisition transaction. Notwithstanding the foregoing, if the Investment Subadviser believes it to be in the best interest of the Fund, the Fund may (i) continue to hold securities of a Portfolio Company following a liquidity event until such time that the Investment Subadviser determines to sell the securities, or (ii) sell such securities prior to the occurrence of a liquidity event. The Fund generally seeks to invest in primary and secondary offerings of Portfolio Companies.

In seeking to achieve its investment objective, the Fund may invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Exchange Act. The Fund may invest in such securities without limitation. The Fund may invest in equity securities of Portfolio Companies located in both developed and emerging markets, and may invest in ADRs and GDRs and securities listed on local foreign exchanges.

In addition to the foregoing investments in Portfolio Companies, the Fund may invest its assets in pooled investment vehicles, including venture capital funds, SPVs and similar structures, some of which may be Private Funds. The Fund’s investments in Private Funds will be limited to 15% of the Fund’s net assets.

Under normal circumstances, the Fund’s Private Investment Sleeve is expected to constitute at least a majority of the Fund’s assets and could constitute up to approximately 95% of the Fund’s assets, as measured at the time of investment.

The Fund will be concentrated (i.e., more than 25% of the value of the Fund’s assets) in securities of issuers having their principal business activities in groups of industries in the technology sector.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that it may invest a high percentage of its assets in a limited number of issuers and may invest a larger proportion of its assets in a single issuer.

Cash Investment Sleeve. The portion of the Fund’s assets not invested in the Private Investment Sleeve will be invested by the Investment Subadviser in cash and/or cash equivalents such as high-quality, short-term debt and fixed income securities, money market instruments, affiliated and unaffiliated exchange traded funds (“ETFs”) investing in U.S. Treasury Bills, and other money market funds. U.S. Treasury Bills are short-term U.S. debt securities that have a remaining maturity of at least one month and less than three months.

General Investment Strategy.

The Fund may invest in other strategies and implement other investment techniques to achieve its investment goals, which are not considered principal investment strategies. These strategies and techniques, and their attendant risks, are described in the Fund’s SAI.

[The Fund may pursue its investment objective by investing up to 25% of its total assets in wholly-owned subsidiaries of the Fund organized under the laws of the United States (“Taxable Subsidiary”) or Cayman Islands (“Cayman Subsidiary” and together with the Taxable Subsidiary, the “Subsidiaries”). The Subsidiaries would hold certain investments or interests in pass-through entities (such as certain Private Funds) and allow the Fund to satisfy certain requirements.]

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The Fund may use leverage to the extent permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, or the issuance of notes in an aggregate amount up to 33⅓% of the Fund’s total assets (or in the case of the issuance of preferred shares, 50% of total assets), including any assets purchased with borrowed money, immediately after giving effect to the leverage. The Fund may also use leverage generated by certain of its non-principal investment strategies as further discussed in the SAI. The Fund may use leverage opportunistically and may use different types, combinations or amounts of leverage over time, based on the Adviser’s or Investment Subadviser’s views concerning market conditions and investment opportunities. The Fund’s strategies relating to its use of leverage may not be successful, and the Fund’s use of leverage will cause the Fund’s NAV to be more volatile than it would otherwise be. There can be no guarantee that the Fund will leverage its assets or, to the extent the Fund does use leverage, what percentage of its assets such leverage will represent.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, during such period, 100% of the Fund’s assets may be invested in short-term, high-quality fixed income securities, cash or cash equivalents. Temporary defensive positions may be initiated when the Investment Subadviser and/or the Adviser judges that market conditions make pursuing the Fund’s investment strategies inconsistent with the best interests of its Shareholders. When the Fund takes temporary defensive positions, it may not achieve its investment objective.

Except as otherwise stated in this Prospectus or the Fund’s Statement of Additional Information, the investment objective, policies and restrictions of the Fund are not fundamental and may be changed by the Board. The Fund generally intends to provide notice to Shareholders of any material change to the investment objective, policies and restrictions of the Fund.

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

TYPES OF INVESTMENTS AND RELATED RISKS

The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund.

General Considerations

Limited Right to Vote and No Right to Participate in Management of the Fund

Investors will have no right or power to take part in the management or control of the Fund and will have extremely limited rights to vote on matters in respect of the Fund. Investors will not receive the detailed financial information that is available to the Adviser and Investment Subadviser with respect to the Fund’s investments. Accordingly, no person should purchase Shares in the Fund unless such person is willing to entrust all aspects of the Fund’s management to the Board, the Adviser and Subadviser.

Changes to Investment Objective, Policies, and Restrictions

The investment objective of the Fund is non-fundamental and may be changed by the Board. Except as otherwise stated in this Prospectus or in the Fund’s Statement of Additional Information, the investment policies and restrictions of the Fund are not fundamental and may be changed by the Board. The Fund generally intends to provide notice to Shareholders of any material change to the investment objective, policies and restrictions of the Fund. It is possible that Shareholders will not be able to exit the Fund before changes take effect.

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Investment Risks

Principal Risks of Investing in the Fund

Failure to Achieve Investment Objective

There can be no assurance that the Fund will achieve its investment objective. The Adviser’s or Investment Subadviser’s assessment of the short-term or long-term prospects of various companies may not prove accurate. No assurance can be given that any investment or trading strategy implemented by the Fund will be successful. Consequently, Shareholders may suffer a significant or complete loss of their invested capital in the Fund.

Market Risk

The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Illiquidity of the securities held by the Fund could impair the Fund’s profitability or result in losses. There is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets, and which could have a negative impact on the Fund.

The value of the Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Privately Placed Securities Risk

The Fund invests in privately held companies. Investments in privately held companies are generally less liquid than investments in publicly held companies, and involve a number of significant risks, including the following:

• these companies may have limited financial resources and may be unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment;

• they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

• they typically depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse effect on the portfolio company and, in turn, on the Fund;

• there is generally little public information about these companies. These companies and their financial information are not subject to the Exchange Act and other regulations that govern public companies, and the Fund may be unable to uncover all material information about these companies, which may prevent the Fund from making a fully informed investment decision and cause the Fund to lose money on its investments;

• they generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

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• the Fund’s executive officers, Trustees and the Adviser may, in the ordinary course of business, be named as defendants in litigation arising from the Fund’s investments in the Fund’s Portfolio Companies;

• changes in laws and regulations, as well as interpretations of relevant laws and regulations, may adversely affect their business, financial structure or prospects; and

• they may have difficulty accessing the capital markets to meet future capital needs.

Illiquid Securities Risk

Although the Fund expects that some of its equity investments will trade on public or private secondary marketplaces, many of the securities the Fund holds will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. In addition, while some Portfolio Companies may trade on private secondary marketplaces, the Fund can provide no assurance that such a trading market will continue or remain active, or that the Fund will be able to sell its position in any portfolio company at the time it desires to do so and at the price it anticipates. The illiquidity of its investments, including those that are traded on private secondary marketplaces, will make it difficult for the Fund to sell such investments if the need arises. Also, if the Fund is required to liquidate all or a portion of its portfolio quickly, the Fund may realize significantly less than the value at which it has previously recorded its investments. The Fund has no limitation on the portion of its portfolio that may be invested in illiquid securities, and a substantial portion or all of its portfolio may be invested in such illiquid securities from time-to-time.

Focus Risk

Because the Fund focuses its investments in securities of companies in a particular industry or group of industries, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

•	Risks Related to Investing in the Technology Sector: The fund’s assets will be concentrated in securities of issuers having their principal business activities in groups of industries in the technology sector. Companies in the technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies tend to be more volatile than the overall market and also are heavily dependent on patent and intellectual property rights. In addition, technology companies may have limited product lines, markets, financial resources or personnel.

Early-Stage Companies Risk

Early-stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early-stage companies may be less liquid, privately traded and more volatile and speculative than the securities of larger companies.

Medium- and Late-Stage Companies Risk

Medium- and late-stage private companies, while typically further along in developing their products and market presence, still encounter significant risks. These companies may require substantial additional financing to scale operations, expand into new markets, or sustain growth, with no guarantee that such financing will be available on favorable terms. Although they may have validated their business models to some extent, they are still subject to

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the uncertainties of market acceptance and competition, which can impact profitability and growth prospects. Additionally, as they prepare for potential public offerings or acquisition exits, these companies may face increased scrutiny and regulatory challenges that can affect their valuation and strategic flexibility.

Risks Related to Investing in Artificial Intelligence Companies

Artificial Intelligence Companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior t such companies’ technology. Artificial Intelligence Companies typically engage in significant amounts of spending on research and development and mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful. Artificial Intelligence Companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, artificial intelligence technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Artificial Intelligence Companies may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. The customers and/or suppliers of Artificial Intelligence Companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries, or any country, government, and/or region-specific regulations or restrictions, could have a negative impact on Artificial Intelligence Companies.

Risks Related to Investing in B2B Software Companies

The B2B software industry is highly competitive, with numerous players vying for market share. These companies can also be significantly affected by technological innovations and product obsolescence. Such companies are subject to significant competitive pressures, such as aggressive pricing, new market entrants, the ability to attract and retain skilled employees, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. As B2B Software Companies typically have a concentrated client base and operate on a subscription-based revenue model, these companies can be exposed to risks such as consumer churn, pricing pressure, and long sales cycles. Changes in regulations, data privacy laws, or industry compliance requirements can impact the B2B Software Companies’ operations and increase compliance costs. These factors can affect the profitability of these companies and, as a result, the value of their securities. Additionally, protection of intellectual property is integral to the success of many B2B Software Companies, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products).

Risks Related to Investing in Sustainability Companies

Investing with a focus on Sustainability Companies may result in the Fund investing in certain types of companies, industries or sectors that the market may not favor. The securities of such companies may underperform the stock market as a whole and the criteria used to select companies for investment may result in the Fund investing in securities that underperform securities of companies that do not exhibit such a commitment to sustainability. Certain events or conditions could cause a negative impact on the value of an investment in Sustainability Companies. Such events and conditions include, but are not limited to: changes in government regulations, climate-related and environmental risks (such as environmental product stewardship, footprint, natural resource management, alignment with local and international targets and laws, effects of climate change on agriculture or effects of rising sea level); social risks evaluated as material for the sector (including, without limitation, matters relating to treatment and welfare of employees, supply chain management, data security and privacy, business ethics, severe human rights violation by

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governments or abuse of civil liberties); governance risks (including, without limitation, business ethics, rights of minority shareholders, independence of board oversight, ownership structures, related party transactions, political stability, economic, political and social framework or government effectiveness); product safety; severe sustainability controversies, and violations of international norms.

Risks Related to Investing in EdTech Companies

EdTech Companies may be affected by changes in demographics and changes in consumer demands. Furthermore, government regulations, programs and policies can have a significant impact on the products and services provided by EdTech Companies, and the prices that they charge their customers. Some EdTech Companies rely heavily on tax breaks and government subsidies, which can be very policy-dependent and may not continue indefinitely in the future. EdTech Companies are also affected by macroeconomic growth and the overall strength of the labor market, which can influence the demand for educational products and services. Some EdTech Companies have faced increased regulatory scrutiny, and in some cases litigation, due to business practices that were perceived as unfair and misleading to consumers. Ongoing and future legal actions could have a negative impact on EdTech Companies. The customers and/or suppliers of EdTech Companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on EdTech Companies. Such events could include, but are not limited to, changing policies that affect birth rates, regulations that require privatization or non-profit status, pandemics, pandemic-related school closures, and pandemic-driven changes in school enrollment.

Risks Related to Investing in FinTech Companies

FinTech Companies may be adversely impacted by government regulations, economic conditions, and deterioration in credit markets. These companies may have significant exposure to consumers and businesses (especially small businesses) in the form of loans and other financial products or services. FinTech Companies typically face intense competition and potentially rapid product obsolescence. In addition, many FinTech Companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. Many FinTech Companies currently operate under less regulatory scrutiny than traditional financial services companies and banks, but there is significant risk that regulatory oversight could increase in the future. Higher levels of regulation could increase costs and adversely impact the current business models of some FinTech Companies. These companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. FinTech Companies involved in alternative currencies may face slow adoption rates and be subject to higher levels of regulatory scrutiny in the future, which could severely impact the viability of these companies. FinTech Companies tend to be more volatile than companies that do not rely heavily on technology, and those with significant alternative currency exposure may also be negatively impacted during high periods of volatility within the crypto markets. The customers and/or suppliers of FinTech companies may be concentrated in a particular country, region, or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on FinTech Companies.

Risks Related to Investing in E-commerce Companies

E-commerce Companies typically face intense competition and are subject to fluctuating consumer demand. Many of these companies compete aggressively on price, potentially affecting their long run profitability. Due to the online nature of E-commerce Companies and their involvement in processing, storing and transmitting large amounts of data, these companies are particularly vulnerable to cyber security risk. This includes threats to operational software and hardware, as well as theft of personal and transaction records and other customer data. In the event of a cyberattack, E-commerce companies could suffer serious adverse reputational and operational consequences, including liability and litigation. E-commerce Companies may participate in monopolistic practices that could make them subject to higher levels of regulatory scrutiny and/or potential break ups in the future, which could severely impact the viability of these companies.

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Risks Related to Investing in Gaming Companies

Gaming Companies operate in a highly competitive and rapidly evolving sector, facing risks from technological advancements and changing consumer preferences that could lead to product obsolescence and necessitate continuous investment. These companies are significantly exposed to cybersecurity risks due to their reliance on online platforms and storage of extensive user data, which raises concerns over data breaches and potential financial and reputational damages. Regulatory challenges also pose a risk, with varying international regulations affecting market access and content restrictions. The integration of digital assets and blockchain technologies introduces volatility and regulatory uncertainty, potentially impacting financial stability. Revenue concentration in hit titles and the project-based nature of game development can result in financial volatility, as success is heavily dependent on continuous hit releases and managing development costs. Moreover, expansion into new markets requires navigating cultural differences and intellectual property rights, which can impede growth. The sector’s sensitivity to consumer discretionary spending and its inherent volatility underscore the investment risks in Gaming Companies.

Risks Related to Investing in Web 3.0/Digital Asset Companies

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Web 3.0/Digital Asset Risk. The regulatory landscape for Web 3.0/Digital Asset Companies is still evolving and various across jurisdictions. The Web 3.0 space is highly competitive as new protocols, platforms, and applications are constantly being developed. Web 3.0 technologies are still relatively nascent and may face technological challenges. The decentralized nature of Web 3.0 technologies introduces unique security risks, including hacking, smart contract vulnerabilities, and loss of funds due to human error or technical glitches. Web 3.0/Digital Asset Companies may also be adversely impacted by broader economic and geopolitical factors. Additionally, the value of digital assets is determined by the supply of and demand for such assets in the global market which consists of transactions on electronic exchanges. Pricing of digital assets can be volatile. Currently, there is relatively small use of digital assets in the retail and commercial marketplace in comparison to the relatively large investment in digital assets by speculators, thus contributing to price volatility that could adversely affect the Fund’s NAV.

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Cryptocurrency Risk: Although the Fund will not invest directly in cryptocurrency, the Fund may nevertheless have indirect exposure to the risks of cryptocurrency through its investments in the Portfolio Companies. Cryptocurrency, often referred to as “virtual currency” or “digital currency,” operates as a decentralized, peer-to-peer financial exchange and value storage that is used like money. The Fund may have exposure to bitcoin, a cryptocurrency, indirectly through investment in Portfolio Companies that have exposure to cryptocurrencies, including cryptocurrencies other than bitcoin. Cryptocurrencies operate without central authority or banks and are not backed by any government. Cryptocurrencies may experience very high volatility, and related investment vehicles that invest in cryptocurrencies may be affected by such volatility. Cryptocurrency is not legal tender. Federal, state or foreign governments may restrict the use and exchange of cryptocurrency, and regulation in the U.S. is still developing. Cryptocurrency exchanges have stopped operating and have permanently shut down due to fraud, technical glitches, hackers or malware. Cryptocurrency exchanges are new, largely unregulated, and may be more exposed to fraud.

Foreign Securities Risk

Investment in the securities of foreign issuers involves risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, possible limits on repatriation of income and dividends of foreign issuers, restriction on repatriation of currencies, decreased market liquidity and political instability. Because many foreign securities markets may be limited in size, the prices of securities that trade in such markets may be influenced by large traders. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the

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Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.

Certain issuers located in foreign countries in which the Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government, other countries and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. “Follow-on” Investment Risk. Following an initial investment in a portfolio company, the Fund may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part the Fund’s equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of the Fund’s investment.

The Fund may elect not to make follow-on investments or may otherwise lack sufficient funds to make those investments or lack access to desired follow-on investment opportunities. The Fund has the discretion to make any follow-on investments, subject to the availability of capital resources and of the investment opportunity. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and the Fund’s initial investment, or may result in a missed opportunity for the Fund to increase the Fund’s participation in a successful operation. Even if the Fund has sufficient capital to make a desired follow-on investment, the Fund may elect not to make a follow-on investment because it may not want to increase its concentration of risk, because it prefers other opportunities, or because the Fund is inhibited by compliance with the desire to qualify to maintain the Fund’s status as a RIC or lack access to the desired follow-on investment opportunity.

In addition, the Fund may be unable to complete follow-on investments in its Portfolio Companies that have conducted an initial public offering as a result of regulatory or financial restrictions.

•	ADR and GDR Risk: ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the Depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the Depository’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs
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and voting rights with respect to the deposited securities are not passed through. GDRs can involve additional currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated.

Risk of Investing in Emerging Markets

Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders of emerging market companies may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Currency Risk

Fluctuations in foreign currency exchange rates may affect the value of the Fund’s investments in securities traded in foreign markets and held in foreign currencies. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments.

Investment Company Risk

As with other investments, investments in other investment companies, including Private Funds, are subject to market and selection risk. If the Fund acquires shares of investment companies, Shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. Investment companies are exposed to operational risks related to internal processes, systems, and controls. Investment companies may invest in securities that are illiquid or difficult to sell quickly without significantly impacting market prices. The performance of an investment company is heavily influenced by the decisions made by its fund managers or investment advisors.

•	Venture Capital Funds Risk: Investments in venture capital funds generally involve more risk than investments in private equity funds focused on later-stage investment due to the nature of the companies in which venture capital funds invest (e.g., startup companies). Venture capital investing tends to be more speculative; there is a greater risk of loss of up to the entire amount invested because the underlying assets are generally attempting to do business in nascent or developing areas; and the competition for gaining market share or a proven product may be particularly intense. Investments in venture capital funds are highly illiquid and there is no guarantee that the Fund will be able to realize its investments in the expected timeframe. In many instances, a venture capital investment may require additional infusions of capital in order to protect earlier investments, although there is no guarantee that such additional investments will lead to a successful investment by the venture capital fund.

•	Private Funds Risk: The Fund’s investments in Private Funds subject it to the risks associated with direct ownership of the securities in which the underlying funds invest. Private Funds are also
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subject to operational risks, such as the Private Fund manager’s ability to maintain operations, including back office functions, property management, accounting, administration, risk management, valuation services and reporting. The Fund may be required to indemnify certain of the Private Funds and/or their services providers from liability, damages, costs or expenses. In addition, the Fund, as a holder of securities issued by the Private Funds, will bear its pro rata portion of such Private Fund’s expenses. These acquired fund fee expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing costs and/or potentially reducing returns to investors. In addition, the Fund’s investments in Private Funds may be subject to investment lock-up periods, during which the Fund may not be able to withdraw its investment. Even if the Fund’s investment in a Private Fund is not subject to lock-up, it will take a significant amount of time to redeem or otherwise liquidate such a position. Such withdrawal limitations may also restrict the Adviser’s ability to reallocate or terminate investments in Private Funds that are poorly performing or have otherwise had adverse changes.

Special Purpose Acquisition Companies (SPACs) Risk

The Fund may invest in stocks of, warrants to purchase stock of, and other interests in SPACs or similar special purposes entities. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Because SPACs and similar entities are so-called “blank check companies” and do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. An investment in a SPAC or similar entity is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to SPAC shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; (iv) if an acquisition or merger target is identified, the Fund may elect not to participate in, or vote to approve, the proposed transaction or the Fund may be required to divest its interests in the SPAC, due to regulatory or other considerations, in which case the Fund may not reap any resulting benefits; (v) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (vi) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vii) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (viii) an investment in an SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (ix) no or only a thinly traded market for shares of or interests in an SPAC may develop, leaving the Fund unable to sell its interest in an SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (x) the values of investments in SPACs may be highly volatile and may depreciate significantly over time. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value.

Cash Investment Sleeve Risk

Certain types of investments the Fund makes in the Cash Investment Sleeve are subject to the risks below.

•	ETF Risk: Investments in ETFs are subject to market and selection risk. As a result of these investments, Shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the ETF. An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective. The risks of owning shares in an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the Fund would be unable to sell its ETF shares unless and until trading is resumed. Investment companies are subject to regulatory oversight by government agencies such as the SEC. ETFs are exposed to operational risks related to internal processes, systems, and controls. ETFs may invest in securities that are illiquid or difficult to sell quickly without significantly impacting market
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prices. The performance of an ETF is heavily influenced by the decisions made by its fund managers or investment advisors.

•	Debt Securities Risk: Investments in debt securities are generally affected by changes in prevailing interest rates and the creditworthiness of the issuer. Prices of debt securities fall when prevailing interest rates rise. The longer the average maturity or duration of the debt securities held by the Fund, the more sensitive it will likely be to interest-rate fluctuations. The Fund’s yield on investments in debt securities will fluctuate as the securities in the Fund are invested in securities with different interest rates. Investments in bonds are also subject to credit risk. Credit risk is the risk that an issuer of debt securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the debt securities in which the Fund invests. However, credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value and are not absolute guarantees as to the payment of interest and the repayment of principal.

•	U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. U.S. Treasury obligations are subject to inflation risk, as the price of short-term U.S. Treasury obligations tends to fall during inflationary periods as investors seek higher yielding investments. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s investments in U.S. Treasury obligations to decline. In addition, uncertainty in regard to the U.S. debt ceiling may increase the volatility in U.S. Treasury obligations and can heighten the potential for a credit rating downgrade, which could have an adverse effect on the value of the Fund’s U.S. Treasury obligations.

•	Short-Term Debt Instruments/Money Market Instruments Risk: The Fund may invest in short-term money market instruments / debt instruments with short maturities, which can result in relatively high turnover rates. The transaction costs incurred as a result of the purchase or sale of short-term money market instruments / debt instruments may also increase, which in turn may have a negative impact on the Fund.

Equity Securities Risk

Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions and market trends. The value of the equity securities that the Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of such securities participate or factors relating to specific companies in which the Fund invests. An unfavorable earnings report or a failure to make anticipated dividend payments by an issuer whose securities are held by the Fund may affect the value of the Fund’s investment. Equity investments can experience failures or substantial declines in value at any stage. Equity holders generally have an inferior rank to debt holders, and are thus exposed to higher risks.

•	Common Stock Risk: Common stocks represent an ownership interest in a company. Common stocks and similar equity securities are more volatile and riskier than some other forms of investment.

•	Preferred Securities Risk: Preferred securities are contractual obligations that entail rights to distributions declared by the issuer’s board of directors but may permit the issuer to defer or suspend distributions for a certain period of time. Preferred securities may be subject to more fluctuations in market value due to changes in market perceptions of the issuer’s ability to continue to pay dividends. If the Fund owns a preferred security whose issuer has deferred or suspended distributions, the Fund may be required to account for the distribution that has been deferred or suspended for tax purposes, even though it may not have received this income. Preferred securities are subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred
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securities may lose substantial value if distributions are deferred, suspended or not declared. Preferred securities may also permit the issuer to convert preferred securities into the issuer’s common stock. Preferred Securities that are convertible into common stock may decline in value if the common stock to which preferred securities may be converted declines in value. Preferred securities may be less liquid than equity securities.

Convertible Securities Risk

The market price of a convertible security generally tends to behave like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Because a convertible security derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security. Convertible securities tend to have a lower payout than securities that do not have a conversion feature. Convertible securities may also be issued based on a fixed conversion ratio or market price conversion ratio, and a market price conversion ratio may present risks to the company and holders of its common stock in the event of a price decline. The terms of these securities can be complex and challenging to understand, which can lead to disputes between founders and investors. A company can incur the risk of being over-levered if it issues too many convertible securities. There is risk that if the company is unable to raise additional funding, it may not be able to convert these securities into equity. In situations where the company raises additional funding at a higher valuation, investors may not be able to convert these securities at a discount, which could impact return on their investments.

Non-Diversification Risk

Investment companies are classified as either “diversified” or “non-diversified” under the 1940 Act. The Fund is classified as a “non-diversified” investment company under the 1940 Act, although it is diversified for Code purposes. An investment company classified as “diversified” under the 1940 Act is subject to certain limitations with respect to the value of the company’s assets invested in particular issuers. As a non-diversified investment company, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest a relatively higher proportion of its assets in a relatively smaller number of issuers and may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Issuer Risk

Because the Fund may invest in a limited number of issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. A change in the financial condition, market perception or credit rating of an issuer of securities included in the Fund’s portfolio may cause the value of its securities to decline.

New Fund Risk

The Fund is a new fund, with limited operating history, which may result in additional risks for investors in the Fund. It may take up to a year for the Fund’s investments to fully reflect its investment strategy. Additionally, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. While Shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual Shareholders.

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Management Risk

The Fund is subject to management risk. In managing the Fund, the Adviser and the Investment Subadviser apply investment strategies, techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these actions will produce the intended results. The ability of the Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser, and there can be no assurance that any such personnel will continue to be associated with the Fund.

Valuation Risk

The Fund will invest a significant portion of its assets in non-publicly traded securities. As a result, although the Fund expects that some of its equity investments may trade on public or private secondary marketplaces, a market value for its direct investments in certain Portfolio Companies will typically not be readily determinable. Under the 1940 Act, for the Fund’s investments for which there are no readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded, the Fund will value such securities at fair value as determined in good faith in accordance with the Valuation Procedure. While the Board retains ultimate authority as to the appropriate valuation of each such investment, the Board has appointed the Adviser as the Fund’s valuation designee to make fair value determinations. To assist with those determinations, the Adviser’s personnel will prepare portfolio company valuations using, where available, the most recent portfolio company financial statements and forecasts for consideration by the Adviser’s Pricing Committee. The Adviser utilizes the services of an independent pricing service, which prepares valuations for each of the Fund’s portfolio investments that are not publicly traded or for which the Fund does not have readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded. The types of factors that the Fund takes into account with respect to the valuation of such non-traded investments include, as relevant and, to the extent available, the valuation of the investment as of the portfolio company’s latest funding round, the portfolio company’s earnings, the markets in which the portfolio company does business, comparison to valuations of publicly traded companies, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the portfolio company and other relevant factors. This information may not be readily available because it is difficult to obtain financial and other information with respect to private companies, and even where the Fund is able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, the determinations of fair value for certain securities may differ materially from the values that would be assessed if a readily available market quotation for these securities existed.

Repurchase Program Risks

As described under “Share Repurchase Program,” the Fund is an “interval fund” and, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and generally are funded from available cash, including new subscriptions, sales of portfolio securities or borrowings. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. To the extent the Fund generates gains in excess of losses when liquidating investments to satisfy repurchases, the Fund may need to distribute such gain to avoid incurring entity level tax.

Certain Shareholders, including the Adviser, the Investment Subadviser or their affiliates, may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these Shareholders of their Shares of the Fund may cause repurchases to be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer. If a repurchase offer is

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oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request. See “Share Repurchase Program.”

Risk of Competition for Investment Opportunities

The Fund competes for investments with other investment funds and institutional investors. Certain investors have increasingly begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities may intensify. Some of the Fund’s competitors are larger and may have greater financial and other resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than the Fund is able or willing to do. Furthermore, some of the Fund’s competitors may not be subject to the regulatory restrictions that the 1940 Act imposes on it as a closed-end fund. These factors may make it more difficult for the Fund to achieve its investment objective.

Co-Investment Transactions Risk

The Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates (as well as affiliated persons of such affiliated persons) unless SEC relief is available. Among others, affiliated persons of the Fund may include other investment funds managed by the Adviser, Investment Subadviser or their affiliates. The 1940 Act prohibits certain “joint” transactions with the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness), without prior approval from the SEC or reliance on an applicable exemptive rule under the 1940 Act or other regulatory guidance. Even if the Fund were to be able to rely on such rule or guidance that would permit certain “joint” transactions, the conditions imposed by the SEC staff may preclude the Fund from transactions in which it would otherwise wish to engage. There can be no assurance that the 1940 Act prohibition on certain “joint” transactions or the conditions imposed under the SEC staff rules or guidance with respect to such transactions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. For example, in some instances, the Fund will not be permitted to co-invest in privately negotiated transactions in which a term other than price is negotiated.

In addition, entering into certain transactions that are not deemed “joint” transactions (for purposes of the 1940 Act and relevant guidance from the SEC) may potentially lead to joint transactions within the meaning of the 1940 Act in the future. This may be the case, for example, with issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of current or future joint transactions, the Adviser and Investment Subadviser may avoid allocating an investment opportunity to the Fund that it would otherwise allocate.

The Adviser, Investment Subadviser and the Fund have applied for an exemptive order from the SEC that would expand the Fund’s ability to co-invest alongside the Investment Subadviser and its affiliates in Portfolio Companies. There is no assurance that the Investment Subadviser or the Funds will receive such an exemptive order on a timely basis or at all. However, even if granted, the SEC exemptive order will contain certain conditions that may limit or restrict the Fund’s ability to participate in such investments, including, without limitation, in the event that the available capacity with respect to an investment is less than the aggregate recommended allocations to the Fund. In such cases, the Fund may participate in an investment to a lesser extent or, under certain circumstances, may not participate in the investment.

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Such co-investment transactions may present certain additional risks to the Fund and its Shareholders. Due to conflicts of interest inherent in such arrangements, the Fund may be prohibited from buying or selling certain securities that may otherwise constitute a desirable investment. The Investment Subadviser may face conflicts in allocating investment opportunities among the Fund and other participating accounts, which may not be resolved in the Fund’s favor, potentially resulting in the Fund investing in opportunities with a lower return profile or greater risk than those allocated to the co-investors. Additionally, the Fund may be exposed to higher operational and financial risks due to reliance on third parties, including the co-investor’s adherence to investment guidelines and the financial solvency of such co-investors. In addition, the Fund’s engagement in co-investment transactions may result in additional regulatory, tax, and legal complexities that could adversely affect the Fund’s performance and operational flexibility. The Fund’s returns may also be reduced by additional costs associated with such transactions. The Investment Subadviser seeks to mitigate these risks through due diligence and the implementation of procedures designed to mitigate the conflicts of interest between the Fund and the co-investors; however, no strategy can completely eliminate the risks associated with co-investment transactions.]

Operational Risk

The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures.

Like other funds and business enterprises, the Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund, the Adviser, and the Investment Subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber attack.

Unlisted Shares Risk

The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment.

Key Personnel Risk

The Fund does not and will not have any internal management capacity or employees and depends on the experience, diligence, skill and network of business contacts of the investment professionals the Advisers currently employ, or may subsequently retain, to identify, evaluate, negotiate, structure, close, monitor and manage the Fund’s investments. In addition, the Fund cannot assure investors that the Advisers will remain the Fund’s investment advisers. The Fund may not be able to find a suitable replacement within that time, resulting in a disruption in its operations that could adversely affect its financial condition, business and results of operations. This could have a material adverse effect on the Fund’s financial conditions, results of operations and cash flow.

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RIC Status Risk

Although the Fund intends to elect and intends to qualify each year to be treated as a RIC under Subchapter M of the Code, no assurance can be given that the Fund will be able to qualify for and maintain RIC status. If the Fund qualifies as a RIC under the Code, the Fund generally will not be subject to corporate-level federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to its Shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed as dividends for U.S. federal income tax purposes to the Fund’s Shareholders, the Fund must, among other things, meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if the Fund distributes dividends each tax year for U.S. federal income tax purposes of an amount generally at least equal to 90% of the sum of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to the Fund’s Shareholders. If the Fund fails to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to Shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund Shareholders.

General Considerations and Other Risks Related to the Fund

Limited Influence Risk

A significant portion of the Fund’s investments may represent minority stakes in privately held companies. As is the case with minority holdings in general, such minority stakes that the Fund may hold will have neither the control characteristics of majority stakes nor the valuation premiums accorded majority or controlling stakes. The Fund may also invest in companies for which the Fund has no right to appoint a director or otherwise exert significant influence.

In such cases, the Fund will be reliant on the existing management and board of directors of such companies, which may include representatives of other financial investors with whom the Fund is not affiliated and whose interests may conflict with the Fund’s interests.

Performance Risk

If a significant investment in one or more companies fails to perform as expected, the Fund’s financial results could be more negatively affected, and the magnitude of the loss could be more significant, than if the Fund had made smaller investments in more companies. The Fund’s financial results could be materially adversely affected if these Portfolio Companies or any of the Fund’s other significant Portfolio Companies encounter financial difficulty and fail to repay their obligations or to perform as expected.

Regular Realization Event Risk

The Fund does not expect regular realization events (e.g., mergers, refinancings or public offerings), if any, to occur in the near term with respect to the majority of the Fund’s Portfolio Companies. The Fund expects that its holdings of equity securities may require several years to appreciate in value, and it can offer no assurance that such appreciation will occur. Even if such appreciation does occur, it is likely that the Fund and its Shareholders could wait for an extended period of time before any appreciation or sale of the Fund’s investments, and any attendant distributions of gains, may be realized.

Temporary Defensive Strategy Risk

When the Fund pursues a temporary defensive strategy inconsistent with its principal investment strategies, it may not achieve its investment objective.

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Anti-Takeover Risk

The Fund’s declaration of trust (the “Declaration of Trust”) and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire a controlling interest in the Fund. Subject to the limitations of the 1940 Act, the Board may, without Shareholder action, authorize the issuance of Shares in one or more classes or series, including preferred Shares; and the Board may, without Shareholder action, amend the Declaration of Trust. These anti-takeover provisions may inhibit a change of control in circumstances that could give Shareholders the opportunity to realize a premium over the value of the Shares.

[Cayman Subsidiary Tax Risk

The Fund may seek to gain exposure to certain investments and pass-through entities through investments in a Cayman Subsidiary. Applicable Treasury Regulations generally treat the Fund’s income inclusion with respect to a Cayman Subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of a Cayman Subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. The tax treatment of the Fund’s investments in a Cayman Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. No assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a RIC under Subchapter M of the Code if over 10% of its gross income was derived from these investments. The Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on a Cayman Subsidiary. If Cayman Islands law changes such that a Cayman Subsidiary must pay Cayman Islands taxes, Fund Shareholders would likely suffer decreased investment returns.]

Closed-end Interval Fund; Liquidity Risk

The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is expected the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Distribution Payment Risk

The Fund cannot assure investors that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s and the Fund’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.

Investment Dilution Risk

The Fund’s investors do not have preemptive rights to any Shares the Fund may issue in the future. The Declaration of Trust authorizes it to issue an unlimited number of Shares. The Board may amend the Declaration of Trust. After an investor purchases Shares, the Fund may sell additional Shares in the future. To the extent the Fund issues additional equity interests after an investor purchases Shares, such investor’s percentage ownership interest in the Fund will be diluted.

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Risks Associated with the Fund Distribution Policy

The Fund intends to make annual distributions. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its Shareholders because it may result in a return of capital, which would reduce the NAV of the common shares and, over time, potentially increase the Fund’s expense ratio. If a distribution constitutes a return of capital, it means that the Fund is returning to Shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed at any time by the Board.

There is a possibility that the Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Fund’s net investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), a portion of each distribution paid with respect to such taxable year would generally be treated as a return of capital for U.S. federal income tax purposes, thereby reducing the amount of a Shareholder’s tax basis in such Shareholder’s Fund Shares. When a Shareholder sells Fund Shares, the amount, if any, by which the sales price exceeds the Shareholder’s tax basis in Fund Shares may be treated as a gain subject to tax. Because a return of capital reduces a Shareholder’s tax basis in Fund Shares, it generally will increase the amount of such Shareholder’s gain or decrease the amount of such Shareholder’s loss when such Shareholder sells Fund Shares. To the extent that the amount of any return of capital distribution exceeds a Shareholder’s tax basis in Fund Shares, such excess generally will be treated as gain from a sale or exchange of the shares. As a result from such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

MANAGEMENT OF THE FUND

The Board of Trustees

Pursuant to the Fund’s Declaration of Trust and bylaws, the Fund’s business and affairs are managed by the Adviser and subject to the oversight of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board currently consists of [XX] members, [XX] of whom are considered Independent Trustees. The Trustees are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust and are subject to election by Shareholders if required by the 1940 Act. The Trustees serving on the Board were elected by the initial Shareholder of the Fund. The Statement of Additional Information provides additional information about the Trustees.

The Adviser serves as the Fund’s investment adviser pursuant to the terms of the Advisory Agreement and subject to the oversight of, and any Fund policies established by, the Board. Pursuant to the Subadvisory Agreement, the Investment Subadviser manages the Fund’s investment portfolio and reports thereon to the Adviser and Fund’s officers and Trustees regularly.

The Board, including a majority of the Independent Trustees, oversees and monitors the Fund’s investment performance. After an initial two-year term, the Board will review on an annual basis the Advisory Agreement and Subadvisory Agreement to determine, among other things, whether the fees payable under the agreement are reasonable in light of the services provided.

Adviser

Global X Management Company, LLC , located at 605 Third Avenue, 43rd Floor, New York, New York 10158, serves as the adviser to the Fund, subject to the general oversight of the Board. The Adviser, a Delaware limited liability company, has been a registered investment adviser since 2008. Subject to the supervision of the Board of Trustees, the Adviser has overall supervisory responsibility for the general management and investment of the Fund’s portfolio. The Adviser is also responsible for the oversight and evaluation of the Investment Subadviser. As of [ ], 2024, the Adviser provided investment advisory services for assets of approximately [ ] billion.

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In addition to the Management Fee, the Fund bears other fees and expenses, which may vary and will affect the total expense ratio of the Fund, such as the Service Fee, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses and extraordinary expenses and non-routine expenses (such as litigation and indemnification expenses). Those expenses are described below in “Fund Expenses.”

Investment Subadviser

Mirae Asset Global Investments (USA) LLC, located at 1212 Avenue of the Americas 10th Floor, New York, New York, 10036, will serve as Investment Subadviser to the Fund and identify investment opportunities for the Fund under the Subadvisory Agreement. Mirae is a Delaware limited liability company and an affiliate of Global X. The Investment Subadviser is responsible for the day-to-day management of the Fund’s Private Investment Sleeve and Cash Management Sleeve, subject to the supervision of the Adviser.

[The Fund [or Adviser] has entered into the Subadvisory Agreement with the Investment Subadviser. The Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Subadviser is not liable for any error of judgment or mistake of law or for any loss the Fund suffers. Pursuant to the Subadvisory Agreement, and in consideration of the subadvisory services provided by the Investment Subadviser to the Fund, the Investment Subadviser is entitled to the Subadvisory Fee paid for by the Adviser out of the Management Fee. The Subadvisory Fee is calculated and payable [monthly in arrears at the annual rate of [____]% of the average daily value of the Fund’s Net Assets. “Net Assets” means the total assets of the Fund minus the Fund’s liabilities. [The subadvisory fee is paid by the Adviser to the Investment Subadviser and not by the Fund.] ]

Portfolio Managers

[The Portfolio Manager who is currently responsible for the day-to-day management of the Fund’s Private Investment Sleeve and Cash Management Sleeve is Thomas Park. Mr. Park serves as the portfolio manager of the Fund, a member of the Mirae investment committee, and the co-CEO of Mirae. Prior to joining Mirae Asset in 2009, Mr. Park worked in the investment banking division of Goldman Sachs. Mr. Park currently sits on the board of several Mirae Asset affiliates and Portfolio Companies. Mr. Park received his B.A. from The American University of Paris and an MBA from The University of Chicago Booth School of Business. ]

Control Persons

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. To the knowledge of the Fund and except as noted below, as of [ ], 2024, [ ].

[Seed capital provider discussion to be provided in a subsequent filing.]

Administrator, Transfer Agent, Custodian, and Distributor

[[_____________________] (the “Administrator”), located at [_____________________], serves as the Fund’s administrator. The Administrator is a wholly owned subsidiary of [_____________________].] The Administrator provides certain administrative and accounting services to the Fund. Pursuant to the terms of an Administration Agreement between the Fund and the Administrator, the Administrator is responsible, under the ultimate supervision of the Board, for providing all administrative services required in connection with the Fund’s operations, including computing and publishing the NAV of the Fund (including in connection with subscriptions and repurchases) and performing such additional administrative duties relating to the administration of the Fund as may subsequently be agreed upon in writing between the Fund and the Administrator.

[_____________________] (the “Transfer Agent”) located [_____________________], provides transfer agent and dividend-paying services to the Fund, among other services, pursuant to a transfer agency agreement.

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[_____________________] (“Custodian”), located at [_____________________], serves as the custodian of the Fund’s assets pursuant to a Custodian Agreement between the Fund and the Custodian. [The Custodian is compensated by the Fund for its services rendered under the Custodian Agreement, including: (a) opening and maintaining separate accounts in the Fund’s name; (b) making cash payments from the accounts for purposes set forth in the Custodian Agreement; (c) holding securities in accounts; (d) releasing and delivering or exchanging securities owned by the Fund as set forth in the Custodian Agreement; (e) collecting and receiving for the account of the Fund all income, property, and similar items; (f) settling purchased securities upon receipt; and (g) furnishing to the Fund periodic and special reports, statements, and other information.]

[The Fund will pay the Custodian a quarterly fee, plus transaction fees and reimbursement for its out of pocket expenses. The Custodian Agreement provides that the Custodian shall not be liable to the Fund for, and shall be indemnified by the Fund against, any acts or omissions in the performance of its services in the absence of negligence, bad faith, willful misconduct or other breach of the Custodian Agreement by Custodian.]

[____________________] located at [______________________], serves as the Fund’s distributor pursuant to a Distribution Agreement with the Fund (the “Distribution Agreement”). It is not anticipated that the Distributor will be compensated by the Fund for its services rendered under the Distribution Agreement, but may retain compensation under the Fund’s Service Plan (described below). The Distributor will not be liable to the Fund for, and will be indemnified by the Fund against, certain actions and omissions.

[CONFLICTS OF INTEREST

The Fund has applied for an exemptive order that would allow one or more funds, including the Fund and affiliated funds, to participate in the same investment opportunities through a proposed co-investment program where such participation would otherwise be prohibited under Section 17(d) or Section 57(a)(4) and the rules under the 1940 Act. The Adviser and Investment Subadviser may, from time to time, be presented with investment opportunities that fall within the investment objective of the Fund and other investment funds and/or accounts managed by the Adviser or Investment Subadviser, and in such circumstances the Adviser and/or Investment Subadviser will allocate such opportunities among the Fund and such other funds and/or accounts under procedures intended to result in allocations that are fair and equitable taking into account the sourcing of the transaction, the nature of the investment focus of each fund, including the Fund, and/or account, the relative amounts of capital available for investment, and other considerations deemed relevant by the Adviser or Investment Subadviser in good faith.

Where there is an insufficient amount of an investment opportunity to satisfy the Fund and other investment funds and/or accounts managed by the Adviser or Investment Subadviser, the allocation policy provides that allocations between the Fund and other investment funds and/or accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient amounts of an investment opportunity were available. [The Investment Subadviser’s allocation policy provides that in circumstances where pro rata allocation is not practicable or possible, investment opportunities will be allocated on a random or rotational basis that is fair and equitable over time. In addition, the Investment Subadviser’s Investment Committee will review allocations.] Not all other investment funds and/or accounts managed by Investment Subadviser have the same fees and certain other investment funds and/or accounts managed by the Investment Subadviser may have a higher management fee than the Fund or a performance-based fee. If the fee structure of another investment fund and/or account is more advantageous to the Investment Subadviser than the fee structure of the Fund, the Investment Subadviser could have an incentive to favor the other fund and/or account over the Fund.

The Advisor’s and Investment Subadviser’s personnel will devote such time as shall be reasonably necessary to conduct the business affairs of the Fund in an appropriate manner. However, the Adviser’s and Investment Subadviser’s personnel who work on managing the Fund may also work on other projects, including the Adviser’s and Investment Subadviser’s other investment funds and accounts discussed herein and other vehicles permitted by the Advisory Agreement and Investment Subadvisory Agreement.

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The Adviser and Investment Subadviser and certain of their investment professionals and other principals may also carry on investment activities for their own accounts, for the accounts of family members, and for other accounts (collectively, with the other accounts advised by the Adviser, Investment Subadviser and their affiliates, “Other Accounts”). As a result of the foregoing, the Adviser and Investment Subadviser and the investment professionals who, on behalf of the Adviser and Investment Subadviser, will manage the Fund’s investment portfolio will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. There also may be circumstances under which the Adviser or Investment Subadviser will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Adviser or Investment Subadviser will consider participation by Other Accounts in investment opportunities in which the Adviser or Investment Subadviser do not intend to invest on behalf of the Fund, or vice versa.

The Fund may co-invest with third parties through joint venture entities or other entities, including investment funds sponsored by others. The co-investment commitment may be substantial. Such investments may involve risks not present in investments in which third parties are not involved, including the possibility that a joint venture partner of the Fund may experience financial, legal or regulatory difficulties; at any time have economic or business interests or goals which are inconsistent with those of the Fund; have a different view than the Fund as to the appropriate strategy for an investment or the disposition of an investment; or take action contrary to the Fund’s investment objective. Affiliates of the Adviser or Investment Subadviser may generate origination, commitment, syndication, capital or other structuring fees which will be solely for the benefit of such affiliates and not for the benefit of the Fund.

The Adviser, the Investment Subadviser or their affiliates may pay compensation out of profits derived from the Adviser’s Management Fee, the Investment Subadviser’s subadvisory fee, or other resources and not as an additional charge to the Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund Shares or the retention and/or servicing of Fund investors and Fund Shares (“revenue sharing”). These payments are in addition to any other fees described in the fee table or elsewhere in the Prospectus or SAI. Examples of “revenue sharing” payments include, but are not limited to, payments to financial institutions for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Adviser, the Investment Subadviser or their affiliates access to the financial institution’s sales force; granting the Adviser, the Investment Subadviser or their affiliates access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Adviser or Investment Subadviser and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser, the Investment Subadviser or their affiliates, from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make Shares of the Fund available to its customers and may allow the Fund greater access to the financial institution’s customers.

Financial intermediaries may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Adviser, the Investment Subadviser, other investment funds or Portfolio Companies or investment vehicles managed or sponsored by the Adviser or Investment Subadviser may: (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a financial intermediary. As such, certain conflicts of interest may exist between such persons and a financial intermediary. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

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Financial intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund. Such entities may compete with the Fund for investment opportunities and may invest directly in such investment opportunities. Financial intermediaries that invest in another investment fund or a portfolio company may do so on terms that are more favorable than those of the Fund. Financial intermediaries that act as selling agents for the Fund also may act as distributor for other investment funds in which the Fund invests and may receive compensation in connection with such activities. Such compensation would be in addition to the placement fees described above. Financial intermediaries may pay all or a portion of the fees paid to it to certain of their affiliates, including, without limitation, financial advisors whose clients purchase Shares of the Fund. Such fee arrangements may create an incentive for a financial intermediary to encourage investment in the Fund, independent of a prospective Shareholder’s objectives.

A financial intermediary may provide financing, investment banking services or other services to third parties and receive fees therefore in connection with transactions in which such third parties have interests which may conflict with those of the Fund. A financial intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund. A financial intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, advisor, investment subadviser, distributor, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, fund accountant, transaction (e.g., a swap) counterparty and/or lender.

In addition, issuers of securities held by the Fund may have publicly or privately traded securities in which a financial intermediary is an investor or makes a market. The trading activities of financial intermediaries generally will be carried out without reference to positions held by the Fund and may have an effect on the value of the positions so held, or may result in a financial intermediary having an interest in the issuer adverse to the Fund. No financial intermediary is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund has an interest.

A financial intermediary may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Fund through this offering, including with respect to fees and the right to receive information.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser or Investment Subadviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or another investment fund in which the Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser or Investment Subadviser, or by the Adviser or Investment Subadviser for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts that are the same as, different from or made at a different time than, positions taken for the Fund.]

FUND EXPENSES

[The Adviser and Investment Subadviser bear all of their own costs incurred in providing investment advisory services to the Fund. The Fund bears all other expenses incurred in the business and operation of the Fund, including payment to the Fund’s service providers. Expenses borne directly by the Fund include, but are not limited to: (a) corporate and organization costs relating to offerings of Shares; (b) all expenses of computing NAV, including any equipment or services obtained for the purpose of valuing the investment portfolio, including appraisal and valuation services provided by third parties; (c) the cost of effecting sales and repurchases of Shares and other securities; (d) the Management Fee; (e) all costs and expenses associated with the operation and ongoing registration of the Fund, including, without limitation, all costs and expenses associated with the repurchase offers, offering costs, and the costs of compliance with any applicable Federal or state laws; fees of the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Fund (the “Independent Trustees”) and the costs and expenses of holding any

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meetings of the Board or Shareholders that are regularly scheduled, permitted or required to be held under the terms of the Fund’s governing documents, the 1940 Act or other applicable law; (f) fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund and the Independent Trustees; (g) the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, its officers or the Trustees; (h) recordkeeping, custody, administration and transfer agency fees and expenses; (i) all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Shareholders; (j) all costs and expenses of preparing and filing regulatory documents with the SEC or any federal or state regulator or agency; (k) all charges for equipment or services used for communications between the Fund and any transfer agent, custodian, administrator or other agent engaged by the Fund; (l) any non-routine expenses, which are expenses incurred outside of the ordinary course of business, including, without limitation, those relating to reorganizations, litigation, conducting Shareholder meetings and repurchase offers and liquidations; (m) all taxes to which the Fund may be subject, directly or indirectly, and whether in the U.S., any state thereof or any other U.S. or non-U.S. jurisdictions; (n) investment related expenses (e.g., expenses that are related to the investment of the Fund’s assets, whether or not such investments are consummated), including, as applicable, brokerage commissions, borrowing charges on securities sold short, clearing and settlement charges, recordkeeping, interest expense, dividends on securities sold but not yet purchased, margin fees, research-related expenses; (o) [Service Fees]; (p) any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Fund’s organizational documents; and (q) such other types of expenses as may be approved from time to time by the Board.]

[Service Plan

The Fund has adopted a Service Plan with respect to the Shares that allows such shares to pay a Service Fee in connection with the ongoing servicing of shareholder accounts owning such shares at an annual rate of up to [0.25]% of average daily net assets of the Shares. The Service Plan provides that the Service Fee on Shares will be paid to the Distributor, which may then be used by the Distributor to compensate financial intermediaries for providing shareholder services with respect to the Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis over time they will increase the cost of an investment in the Shares of the Fund.]

PURCHASE OF SHARES

Purchasing Shares

The Fund offers a single class of Shares on a continuous basis at the NAV per Share. The Fund may offer additional classes of Shares in the future, subject to SEC approval. The Fund and the Adviser have applied for exemptive relief to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive relief, the Fund and/or the Adviser would be required to comply with certain regulations that would not otherwise apply.

The minimum initial investment for Shares in the Fund from each investor is at least $[2,000], and the minimum additional investment in the Fund is $[100], except for additional purchases pursuant to the Fund’s dividend reinvestment plan. The Fund or Adviser may lower or waive the minimum initial investment for the Shares, including, without limitation, for certain categories of investors, at their discretion. For instance, the initial investment minimum may be reduced or waived for [ ]. The Fund reserves the right to repurchase or redeem all of a Shareholder’s Shares at any time if, as a result of repurchase or transfer requests by the Shareholder, the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase or redemption, less than $[2,000], in accordance with applicable federal securities laws, including the 1940 Act and the rules and regulations thereunder.

Initial and additional purchases of the Shares may be made on any Business Day. A “Business Day” means any day on which the New York Stock Exchange is open for business. Authorized financial institutions and intermediaries may purchase the Shares by placing orders with the Transfer Agent or the Fund’s authorized agent. Authorized financial institutions and intermediaries may also place orders by calling [ ]. Generally, cash investments must be transmitted or delivered in federal funds to the Fund’s wire agent by the close of business on the day after the

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order is placed. However, in certain circumstances, the Fund, at its discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Fund’s procedures and applicable law. The Fund reserves the right to refuse any purchase requests, particularly those that the Fund reasonably believes may not be in the best interest of the Fund or its Shareholders and could adversely affect the Fund or its operations.

The Fund calculates its NAV per Share once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). So, for you to receive the current Business Day’s NAV per Share, generally the Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. Proper form means that the Fund was provided with a complete and signed account application, as well as sufficient purchase proceeds. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase the Shares through certain financial institutions, you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Fund.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the next determined NAV per Share after the intermediary receives the request if transmitted to the Fund in accordance with the Fund’s procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow the procedures of your financial institution or intermediary for transacting with the Fund. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

[Transfers of Shares

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (or its delegate) (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board (or its delegate) that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of a Share must also be accompanied by a properly completed investor documentation in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board (or its delegate) generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than the Fund’s minimum account balance. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board (or its delegate), the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.]

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Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires certain financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund may seek to obtain the following information for each person that opens a new account:

•	Name;

•	Date of Birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing);

•	Social Security number, taxpayer identification number, or other identifying information; and

•	U.S. citizenship or residency status.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you may be asked to supply the identity of the beneficial owners.

Federal law prohibits certain financial institutions from opening a new account on behalf of a natural person unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional Shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing any and all requested identifying information or from closing an account and repurchasing an investor’s Shares when an investor’s identity is not verified.

In addition, the Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Fund Closings

The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends by existing Shareholders will be permitted. The Fund may re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser. Any such opening and closing of the Fund will be disclosed to investors via a supplement to this Prospectus.

[DETERMINATION OF NET ASSET VALUE

The Fund calculates its NAV as of the regularly scheduled close of business of the Exchange (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares, generally rounded to the nearest cent.

In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange or a major market maker (or dealer), (ii)

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based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost, provided the amortized cost is approximately the value on current sale of the security. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Fund or Adviser may use various pricing services or discontinue the use of any pricing service.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued by the Adviser using fair value pricing pursuant to the Adviser’s pricing policy and procedures, which have been approved by the Board of Trustees. A price obtained from a pricing service based on such pricing service’s valuation matrix may be used to fair value a security. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act ); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser. Any use of a different rate from the rates used by the Index Provider may adversely affect the Fund’s ability to track its Underlying Index.

Subject to oversight by the Board of Trustees, the Adviser, as “valuation designee,” performs fair value determinations of Fund investments. In addition, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund’s investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.]

SHARE REPURCHASE PROGRAM

The Fund is a closed-end investment company, and therefore no Shareholder will have the right to require the Fund to redeem its Shares. The Fund does not currently intend to list its Shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, Shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. Shareholders may not exchange their shares of the Fund for shares of any other registered investment company. Because no public market exists for the Shares, and none is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

To provide Shareholders with limited liquidity, the Fund is structured as an “interval fund” and intends to conduct quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as

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discussed below). In connection with any given repurchase offer, it is expected that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. Quarterly repurchases occur in the months of March, June, September and December and expects to make its initial repurchase offer after two full quarters following the commencement of operations. The offer to purchase Shares on a quarterly basis is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Written notification of each quarterly repurchase offer (“Repurchase Offer Notice”) is sent to Shareholders at least 21 calendar days and no more than 42 calendar days before the Repurchase Request Deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Repurchase Offer Notice sets forth, among other items, information about the procedures by which Shareholders may tender their shares and the right of Shareholders to withdraw or modify their tenders before the Repurchase Request Deadline. The Fund will determine the NAV applicable to repurchases on the Repurchase Pricing Date. The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such Date. The Fund’s NAV per Share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. During the period an offer to repurchase is open, Shareholders may obtain the current NAV per Share by calling 1-888-493-8631.

Shareholders that hold Shares through a financial intermediary will need to ask their financial intermediary to submit their repurchase requests and tender shares on their behalf. The Repurchase Request Deadline will be strictly observed. If a Shareholder’s repurchase request is not submitted to the Fund’s transfer agent in properly completed form by the Repurchase Request Deadline, the Shareholder will be unable to sell his or her shares to the Fund until a subsequent repurchase offer, and the Shareholder’s request for that offer must be resubmitted. If a Shareholder’s financial adviser, broker, dealer or other financial intermediary (“Authorized Intermediary”) will submit his or her repurchase request, the Shareholder should submit his or her request to the Authorized Intermediary in the form requested by the Authorized Intermediary sufficiently in advance of the Repurchase Request Deadline to allow the Authorized Intermediary to submit the request to the Fund. If a Shareholder’s Authorized Intermediary is unable or fails to submit the Shareholder’s request to the Fund in a timely manner, or if the Shareholder fails to submit his or her request to the Shareholder’s Authorized Intermediary, the Shareholder will be unable to sell his or her Shares to the Fund until a subsequent repurchase offer, and the Shareholder’s request for that offer must be resubmitted.

A Shareholder tendering for repurchase only a portion of the Shareholder’s Shares will be required to maintain an account balance of at least [$_____] after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the Shareholder’s account balance to fall below the required minimum, the Fund reserves the right to repurchase or redeem all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase or redemption, less than the minimum account balance, in accordance with applicable federal securities laws, including the 1940 Act and the rules and regulations thereunder.

The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings, or the liquidation of portfolio securities. If the Fund is required to sell its more liquid, higher quality portfolio securities to purchase Shares that are tendered, remaining common Shareholders will be subject to increased risk and increased Fund expenses as a percentage of net assets.

Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of Shares outstanding on the Repurchase Request Deadline.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline, the Fund will repurchase

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the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

Repurchase Price

The repurchase price of the shares will be the NAV of the share class as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call 1-888-493-8631 to learn the NAV. The Repurchase Offer Notice also will provide information concerning the NAV, such as the NAV as of a recent date and information regarding how Shareholders may ascertain the NAV after of the Fund.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by [check] to the Shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2.00% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

With respect to any required minimum distributions from an IRA or other qualified retirement plan in which Shares are held, it is the obligation of the Shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis, which may result in the Fund not repurchasing the full amount of a required minimum distribution requested by a Shareholder.

DESCRIPTION OF CAPITAL STRUCTURE

The following description is based on relevant portions of the Delaware Statutory Trust Act, as amended, and on the Fund’s Declaration of Trust and bylaws. This summary is not intended to be complete. Please refer to the Delaware Statutory Trust Act, as amended, and the Declaration of Trust and bylaws, copies of which have been filed as exhibits to the registration statement of which this Prospectus forms a part, for a more detailed description of the provisions summarized below.

Shares of Beneficial Interest

The Declaration of Trust authorizes the Fund’s issuance of an unlimited number of Shares of beneficial interest, no par value per share. Pursuant to the Declaration of Trust and as permitted by Delaware law, Shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, as amended, and therefore generally will not be personally liable for the Fund’s debts or obligations.

The following table sets forth information about the Fund’s outstanding Shares as of [ ], 2024:

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Title of Class	Amount Authorized	Account Held by the Fund or for its Account	Amount Outstanding Exclusive of Amount Held by the Fund or for its Account
Common shares of beneficial interest, no par value per share	Unlimited	[None]	[ ]

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Pursuant to the Declaration of Trust, Trustees and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or Shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty.

Except as otherwise provided in the Declaration of Trust, the Fund will indemnify and hold harmless any current or former Trustee or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the Declaration of Trust.

Pursuant to the Declaration of Trust, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.

Number of Trustees; Appointment of Trustees; Vacancies; Removal

The Declaration of Trust provides that there shall initially be one Trustee, and the initial Trustee or any subsequent Trustees may from time to time establish the number of Trustees at a number not less than three. In the event that less than the majority of the Trustees holding office have been elected by the Shareholders, the Trustees then in office shall call a Shareholders’ meeting for the election of Trustees.

As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until the earlier of a determination of incompetence by a court of appropriate jurisdiction, the election of his or her successor, or his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. To the extent that the 1940 Act requires that Trustees be elected by Shareholders, any such Trustees will be elected by a plurality of all Shares voted at a meeting of Shareholders at which a quorum is present.

The Declaration of Trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the Declaration of Trust) with or without cause at any time by a written instrument signed by at least two-thirds (2/3) of the remaining Trustees or at a meeting by action of at least two-thirds (2/3) of the remaining Trustees. Whenever there are fewer than three Trustees, until additional Trustees are elected or appointed, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust.

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Amendment of Declaration of Trust and Bylaws

Subject to the provisions of the 1940 Act, pursuant to the Declaration of Trust, the Board may amend the Declaration of Trust without any vote of Shareholders. Pursuant to the Declaration of Trust and bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.

Conflict with Applicable Laws and Regulations

The Declaration of Trust provides that if and to the extent that any provision of the Declaration of Trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Fund as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or affect the validity of any action taken or omitted to be taken prior to such determination.

TAX MATTERS

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its Shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its Shareholders, and the discussion here is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Prospectus. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a RIC. The Fund intends to elect and intends to qualify each year to be treated as a RIC under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its Shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to Shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its Shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of the Fund’s taxable year: (A) at least 50% of the value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

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If the Fund fails to satisfy the Qualifying Income Test or the Asset Test in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at the regular corporate rate (currently 21%) without any deduction for distributions to Shareholders. In such case, its Shareholders would be taxed as if they received dividends to the extent of the Fund’s current and accumulated earnings and profits, although corporate Shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. For example, the Fund may receive delayed or corrected tax reporting statements from its investments that cause the Fund to accrue additional income and gains after the Fund has already made its excise tax distributions for the year. In such a situation, the Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. In addition, the Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you receive the dividends in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the Shareholder has not held the Shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the Shares become “ex-dividend” (which is the day on which declared

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distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the NAV) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the Shareholder, (iii) the Shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the Shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your Shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Fund receives from an underlying fund taxable as a RIC will be treated as qualified dividend income only to the extent so reported by such underlying fund. The Fund’s investment strategy may limit its ability to make distributions eligible for the reduced tax rates applicable to qualified dividend income.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains for individual Shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund. Distributions from capital gains are generally made after applying any available capital loss carryforwards.

In the case of corporate Shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. The Fund’s investment strategy is expected to significantly limit its ability to distribute dividends eligible for the dividends received deduction for corporations.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient Shareholder to treat the designated portion of such dividends as interest income for purposes of determining such Shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a Shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your Shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the Share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual Shareholders and will not be eligible for the dividends received deduction for corporate Shareholders.

If the Fund’s distributions exceed its current and accumulated earnings and profits for the taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to Shareholders. A return of capital distribution will generally not be taxable, but will reduce each Shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those Shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of Shares reduces the NAV of the Shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the Shareholder. If the NAV of Shares were reduced below the Shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the Shareholder in the same manner as other dividends or distributions. This is known as “buying a dividend” and generally should be avoided by taxable investors.

The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of its tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund Shares for a full year, the Fund may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

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Dividends declared to Shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by Shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales and Repurchases. Sales and repurchases of Fund Shares may be taxable transactions for federal and state income tax purposes. Any gain or loss recognized on a sale, exchange, or repurchase of shares of the Fund by a Shareholder who holds Fund Shares as a capital asset will generally be treated as a long-term capital gain or loss if the Shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if Shares on which a Shareholder has received a net capital gain distribution are subsequently sold, exchanged, or repurchased and such Shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution or disallowed to the extent of the exempt interest dividend. In addition, the loss realized on a sale or other disposition of Shares will be disallowed to the extent a Shareholder repurchases (or enters into a contract to or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund Shares for shares of a different fund is the same as a sale. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.

The Fund (or its administrative agent) must report to the IRS and furnish to Fund Shareholders the cost basis information for Fund Shares. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such Shares and indicate whether these Shares have a short-term or long-term holding period. For each sale of Fund Shares, the Fund will permit its Shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Fund will use a default cost basis method which has been separately communicated to you. The cost basis method elected by Shareholders (or the cost basis method applied by default) for each sale of the Fund’s shares may not be changed after the settlement date of each such sale of the Fund’s Shares. If your Shares are held in a brokerage account, your broker may use a different method and you should contact your broker to determine which method it will use. Fund Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Net Investment Income Tax. U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of the Fund).

Tax Treatment of Complex Securities. The Fund may invest in complex securities. These investments may be subject to numerous special and complex provisions of the Code that, among other things, may affect the Fund’s ability to qualify as RICs, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. These rules could affect the amount, timing or character of the income distributed to Shareholders.

Certain derivative investment by the Fund, such as ETPs and OTC derivatives may not produce qualifying income for purposes of the “Qualifying Income Test” described above, which must be met in order for the Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the “Asset Test” described above. The Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. The Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Fund’s determination of the “Asset Test” with respect to such derivatives.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to

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Shareholders. The Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

With respect to investments in STRIPS, Treasury Receipts, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund intends to distribute all of its net investment income to its Shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

The Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if the Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

In general, for purposes of the Qualifying Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that, in general, derives less than 90% of its income from the qualifying income described in the Qualifying Income Test) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

The Fund may invest in certain master limited partnerships (“MLPs”) which may be treated as “qualified publicly traded partnerships.” Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but the Fund’s investment in one or more of such “qualified publicly traded partnerships” is limited under the Asset Test to no more than 25% of the value of the Fund’s assets. The Fund will monitor its investments in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests. MLPs and other partnerships that the Fund may invest in will deliver Schedules K-1 to the Fund to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Schedules K-1 may be delayed and may not be received until after the time that the Fund issues its tax reporting statements. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

“Qualified publicly traded partnership income” within the meaning of Section 199A(e)(5) of the Code is eligible for a 20% deduction by non-corporate taxpayers. Qualified publicly traded partnership income is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business but does not include certain investment income. A “publicly traded partnership” for purposes of this deduction is not necessarily the same as a “qualified publicly traded partnership” as defined for the purpose of the immediately preceding paragraphs. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Code does not contain a provision permitting a RIC, such as the Fund, to pass the special character of this income through

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to its Shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not. Unless later extended or made permanent, this 20% deduction will no longer be available for taxable years beginning after December 31, 2025.

If the Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs”, the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its Shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to Shareholders in accordance with the Distribution Requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to Shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by the Fund arising from a QEF election will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

A U.S. person, including the Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. To the extent the Fund is a U.S. Shareholder in a CFC it will be required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “Subpart F” income (discussed further below) and any “global intangible low-taxed income” or (“GILTI”) for the CFC’s taxable year ending within the Fund’s taxable year whether or not such income is actually distributed by the CFC. GILTI generally includes the active operating profits of the CFC, reduced by a deemed return on the tax basis of the CFC’s depreciable tangible assets. [A Cayman Subsidiary will be treated as a CFC under these rules. The “Subpart F” income and GILTI income of the Fund attributable to its investment in a Cayman Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income and GILTI attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly expects its “Subpart F” income and GILTI attributable to its investment in a Cayman Subsidiary to be treated as “qualifying income.” The Adviser intends to carefully monitor the Fund’s investments in a Cayman Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary.]

Subpart F income and GILTI are treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent the Fund invests in a CFC and recognizes “Subpart F” income or GILTI in excess of actual cash distributions from the CFC, if any, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its Shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. “Subpart F” income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, net gains from transactions (including futures) in commodities, and receipts with respect to securities loans.

The Fund’s recognition of any “Subpart F” income or GILTI from an investment in a CFC will increase the Fund’s tax basis in the CFC. Distributions by a CFC to the Fund, including in redemption of the CFC’s shares, will be tax free, to the extent of the CFC’s previously undistributed “Subpart F” income or GILTI, and will correspondingly reduce the Fund’s tax basis in the CFC, and any distributions in excess of the Fund’s tax basis in the CFC will be treated as realized gain. Any losses with respect to the Fund’s shares of the CFC will not be currently recognized. The Fund’s investment in a CFC will potentially have the effect of accelerating the Fund’s recognition of income and

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causing its income to be treated as ordinary income, regardless of the character of the CFC’s income. If a net loss is realized by a CFC, such loss is generally not available to offset the income earned by the Fund. In addition, the net losses incurred during a taxable year by a CFC cannot be carried forward by such CFC to offset gains realized by it in subsequent taxable years. The Fund will not receive any credit in respect of any non-U.S. tax borne by a CFC for which it is a U.S. Shareholder.

In addition to investing through a Cayman Subsidiary, the Fund may make certain investments through a Taxable Subsidiary, which will be treated as a corporation for U.S. federal tax purposes. A Taxable Subsidiary will generally incur entity-level U.S. federal and applicable state income taxes on its earnings which is expected to reduce the amount of distributions to the Fund and from the Fund to Shareholders.

Certain Foreign Currency Tax Issues. The Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to Shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes. Accordingly, the Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so.

Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable Shareholders, in effect to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its Shareholders. Each such Shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the Shareholder had paid the foreign tax directly. The Shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the Shareholders’ federal income tax. If the Fund makes the election, the Fund (or its administrative agent) will report annually to its Shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If the Fund does not hold sufficient foreign securities to meet the above threshold, then Shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.

A Shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in a Shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, Shareholders must hold their Fund Shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

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Foreign tax credits, if any, received by the Fund as a result of an investment in another RIC will not be passed through to you unless the Fund qualifies as a “qualified fund of funds” under the Code. If the Fund is a “qualified fund of funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its Shareholders. The Fund will be treated as a “qualified fund of funds” under the Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.

Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund Shares could be affected or any foreign tax credits or deductions passed through to Shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Tax-Exempt Shareholders. Certain tax-exempt Shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Code, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by their tax-exempt Shareholders. However, notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of real estate mortgage investment conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares in the Fund constitute debt-financed property in the hands of the tax-exempt Shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective Shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Fund’s Shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a Shareholder begins receiving payments from its retirement account. Because each Shareholder’s tax situation is different, Shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

Backup Withholding. The Fund will be required in certain cases to withhold at a rate of 24% and remit to the U.S. Treasury the amount withheld on amounts payable to any Shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such Shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the Shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign Shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. This 30% withholding tax generally will not apply to exempt-interest dividends, distributions of the excess of net long-term capital gains over net short-term capital losses, or to redemption proceeds. The Fund may also, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign Shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign Shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign Shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign Shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to Shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person

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or non-U.S. person that timely provides the certifications required by the fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity Shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. Shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. Shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the Shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a Shareholder recognizes a loss of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the IRS a disclosure statement on Form 8886. Direct Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, Shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to Shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by the Fund to its Shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate Shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

ERISA CONSIDERATIONS

Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither the Fund nor the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through an ERISA Plan.

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ANTI-TAKEOVER PROVISIONS AND CERTAIN OTHER PROVISIONS IN THE DECLARATION OF TRUST

Anti-Takeover Provisions. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. Subject to the provisions of Section 16 of the 1940 Act, the Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office with or without cause at any meeting of Shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause at any time by written instrument signed by at least two-thirds of the remaining Trustees, specifying the date when such removal shall become effective. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Jurisdiction and Waiver of Jury Trial. The Declaration of Trust provides that each Shareholder agrees that any action commenced (i) directly against (x) the Trust or a Class thereof, (y) its Trustees, officers, or employees, related to, arising out of or concerning the Trust, is business or operations, and/or (z) otherwise related to, arising out of or concerning the Trust, its business or operations or (ii) derivatively in the right or name of, or on behalf of the Trust or a Class thereof, shall be brought only in the U.S. District Court for the District of Delaware, or if such action may not be brought in that court, then such action shall be brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction. Each shareholder irrevocably waives any and all rights to trial by jury in any such claim, suit, action or proceeding.

Notwithstanding anything to the contrary in the Declaration of Trust or Bylaws, the Fund may, at its sole discretion, select and/or consent to an alternative forum for any claims, suits, actions or proceedings relating in any way to the Fund.

Derivative and Direct Claims of Shareholders. A “direct” Shareholder claim refers to a claim based upon alleged violations of a Shareholder’s individual rights independent of any harm to the Fund, including a Shareholder’s voting rights under Article IV of the Declaration or Article III of the Bylaws, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the Shareholder and independent of any harm to the Fund. Any other claim asserted by a Shareholder, including without limitation any claims purporting to be brought on behalf of the Fund or involving any alleged harm to the Fund, are considered a “derivative” claim. The Declaration of Trust contains provisions regarding derivative claims of Shareholders. These provisions address certain requirements that a Shareholder must meet to bring a derivative claim, including to make a pre-suit demand upon the Trustees to litigate the subject action in certain circumstances; eligibility to make a derivative claim; and that the Trustees must be afforded a reasonable amount of time to consider a pre-suit demand.

In addition to the requirements set forth in Section 3816 of the Delaware Act, a “beneficial owner,” within the meaning of that section, may bring a derivative action on behalf of the Fund only if the conditions in the Declaration of Trust are met. These provisions in the Declaration of Trust regarding derivative claims of Shareholders shall not apply to claims made under federal securities laws.

DISSOLUTION AND LIQUIDATION

The Fund may be dissolved upon approval of three-quarters the Trustees. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) all charges, taxes, expenses and liabilities, whether due or anticipated, the Fund will reduce its remaining assets to distributable form in cash or other securities, and distribute the proceeds to Shareholders proportionately in accordance with the amount of Shares that they own.

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FISCAL YEAR; REPORTS

For accounting purposes, the Fund’s fiscal year and tax year end on [XXXX]. As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to IRS reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

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MLB Draft 6/26/2024

STATEMENT OF ADDITIONAL INFORMATION

_____ __, 2024

Global X Venture Fund

Shares of Beneficial Interest

The Global X Venture Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund currently offers a single class of shares of beneficial interest (the “Shares”) to investors eligible to invest in the Fund. The Fund has a limited operating history. The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

This Statement of Additional Information (this “Statement of Additional Information”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus which is dated ______ __, 2024. Copies of the Prospectus may be obtained upon request and without charge by writing to the Fund at Global X Management Company, LLC, 605 Third Avenue, 43rd Floor, New York, New York 10158, or by calling toll-free [1-888-493-8631] or by accessing the Fund’s website at [www.__________]. The information on the website is not incorporated by reference into this Statement of Additional Information and investors should not consider it a part of this Statement of Additional Information. The Prospectus, and other information about the Fund, is also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

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GENERAL DESCRIPTION OF THE FUND

The Fund is a continuously offered, non-diversified, closed-end management investment company which operates as an “interval fund.” Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares (as defined below) for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide some liquidity to Shareholders, the Fund will be structured as an “interval fund” and conduct quarterly repurchase offers for a limited amount of the Fund’s Shares (expected to be 5% of the Fund’s Shares outstanding). The Fund is classified as a non-diversified management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), and, as a result, is not required to meet certain diversification requirements under the 1940 Act. The Fund was organized as a Delaware statutory trust on September 21, 2023.

The Fund currently offers a single class of Shares to investors eligible to invest in the Fund. The Fund has submitted to the SEC an application for an exemptive order to permit the Fund to offer additional classes of shares. Although there is no assurance that the SEC will grant such an order, any additional class of shares will have certain differing characteristics and differences in the distribution and/or shareholder servicing fees that may be charged.

The investment adviser to the Fund is Global X Management Company, LLC (“Global X” or the “Adviser”), an investment adviser registered with the SEC. Global X has engaged Mirae Asset Global Investments (USA) LLC (“Mirae” or the “Investment Subadviser”), an investment adviser registered with the SEC, to serve as Investment Subadviser to the Fund. Global X is primarily responsible for the day-to-day investment management of the Fund. The Adviser has engaged the Investment Subadviser to provide day-to-day management of the Fund’s portfolio, subject to the supervision of the Adviser. The Fund’s assets will primarily be invested in the Fund’s Private Investments Sleeve (as defined below) with the remainder of the Fund’s assets invested in the Fund’s Cash Investment Sleeve (as defined below). The Investment Subadviser will be responsible for the day-to-day management of the Private Investments Sleeve and Cash Investment Sleeve, subject to the supervision of the Adviser. The “Cash Investment Sleeve” consists of investments in cash and/or cash equivalents such as high-quality, short-term debt and fixed income securities, money market instruments, affiliated and unaffiliated exchange traded funds (“ETFs”) investing in U.S. Treasury Bills, and other money market funds. Within the “Private Investments Sleeve,” the Fund will seek to invest, under normal circumstances, primarily in domestic and foreign equity securities of companies, including common stocks, preferred stocks, partnership interests, business trust shares, securities convertible into or exchangeable for any of the foregoing, other equity investments or ownership interests in business enterprises of early-, medium- and late-stage private companies across multiple emerging sectors that the Advisers believe are poised to experience high growth (collectively, “Portfolio Companies”).

INVESTMENT OBJECTIVE, PRACTICES AND RISKS

Investment Objective

The Fund’s investment objective is described in the Prospectus. The Fund’s investment objective is non-fundamental, and may be changed by the Board without shareholder approval.

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s principal investment strategies, are set forth in the Prospectus. Certain additional non-principal investment strategies and techniques which the Fund may use, as well as their attendant risks, are set forth below.

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Non-Principal Investment Strategies and Techniques and Related Risks

Depositary Receipts

American Depositary Receipts (“ADRs”) are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Global Depositary Receipts (“GDRs”) are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. GDRs may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets. The Fund may invest in unsponsored Depositary Receipts. A non-sponsored depository may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangement with the issuer. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Developed Markets Investments

Investment in developed country issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in, among others, services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses and may be underprepared for global health crises. For example, the rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.

Emerging Markets Investments

The securities markets of emerging market countries may be less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation and not be subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries, as has historically been the case. Issuers and securities markets in emerging markets are generally not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the developed markets. In particular, the assets and profits appearing on the financial statements of emerging market issuers may not reflect their financial position or results of operations in the same manner as financial statements for developed market issuers. Substantially less information may be publicly available about emerging market issuers than is available about issuers in developed markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies.

Emerging markets are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Latin America, and Africa. Emerging markets typically are classified as such by lacking one or more of the following characteristics: sustainability of economic development, large and liquid securities markets, openness to foreign ownership, ease of capital inflows and outflows, efficiency of the market’s operational framework, and/or stability of the institutional framework. The Fund’s purchase and sale of portfolio securities in certain emerging market countries

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may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Adviser, the Investment Subadviser, their affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees, which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions, such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian, Latin American and other countries), the Fund may invest in such countries through other investment funds in such countries. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Many emerging market countries have experienced currency devaluations, substantial (and, in some cases, extremely high) rates of inflation, and economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging market countries. Economies in emerging market countries generally are dependent upon commodity prices and international trade and, accordingly, have been, and may continue to be, affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. As a result, emerging market countries are particularly vulnerable to downturns of the world economy.

Many emerging market countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging market countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Many emerging market countries have experienced strained international relations due to border disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets and may adversely affect the performance of these economies. Unanticipated political, social, and public health developments may result in sudden and significant investment losses. Many emerging markets may be underprepared for global health crises. For example, the rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic.

Investing in emerging market countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other emerging market countries, including China.

As a result of heightened geopolitical tensions, various countries have imposed economic sanctions, imposed non-trade barriers and renewed existing economic sanctions on specific emerging markets and on issuers within those markets. These non-trade barriers consist of prohibiting certain securities trades, prohibiting certain private transactions in certain sectors and with respect to certain companies, asset freezes, and prohibition of all business, against certain individuals and companies. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect certain emerging markets in the future. These actions, any future sanctions or other actions, or even the threat of further sanctions or

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other actions, may negatively affect the value and liquidity of the Fund’s investments. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, sanctions may require the Fund to freeze its existing investments, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Actions barring some or all transactions with a specific company will likely have a substantial, negative impact on the value of such company’s securities. The Fund’s investment in emerging market countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in such countries.

Settlement and clearance procedures in emerging market countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to the Fund.

The creditworthiness of the local securities firms used by the Fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The Fund’s use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, all or a significant portion of the Fund’s currency exposure in emerging market countries may not be covered by such instruments.

Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and the Fund could lose money.

Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, each of the Adviser and the Investment Subadviser, on behalf of the Fund, reserves the right to abstain from voting proxies in those markets.

Futures Contracts and Options on Futures Contracts

The Fund may invest in U.S. or foreign futures contracts and may purchase and sell call and put options on futures contracts.

Futures Contracts. The Fund may enter into certain equity, index and currency futures transactions, as well as other futures transactions that become available in the markets. By using such futures contracts, the Fund may obtain exposure to certain equities, indexes and currencies without actually investing in such instruments. Index futures may be based on broad indices, such as the S&P 500 Index, or narrower indices. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars.

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Some futures contracts are traded on organized exchanges regulated by the SEC or Commodity Futures Trading Commission (“CFTC”), and transactions on them are cleared through a clearing corporation, which guarantees the performance of the parties to the contract. If regulated by the CFTC, such exchanges may be designated contract markets or swap execution facilities.

The Fund may also engage in transactions in foreign stock index futures, which may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (“NFA”) nor any domestic exchange regulates activities of any such organization, even if it is formally linked to a domestic market. Moreover, foreign laws and regulations and transactions executed under such laws and regulations may not be afforded certain of the protective measures provided domestically. In addition, the price of foreign futures or foreign options contracts may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Unlike purchases or sales of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser or the Investment Subadviser, as applicable, may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

There are several risks in connection with the use of futures by the Fund. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser or the Investment Subadviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser or Investment Subadviser.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions, which could distort the normal relationship between the

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cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser or Investment Subadviser may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures contract position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities may not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges, which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Fund is subject to the portfolio managers’ ability to predict correctly movements in the direction of the market. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to receive and execute a long futures contract (if the option is a call) or a short futures contract (if the option is a put) at a specified price at any time during the period of the option. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

Investments in options on futures contracts involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. The writing of an option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

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CFTC Regulation. [The Fund has claimed an exclusion from the definition of commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”), and the Adviser has claimed an exemption from registration as a commodity trading advisor (“CTA”) under the CEA. Therefore, the Fund and the Adviser are not subject to registration as a CPO or CTA. Under this CPO exclusion, the Fund may only use a de minimis amount of commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC). A “de minimis” amount is defined as an amount such that the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s net asset value or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The Fund, the Adviser and the Investment Subadviser currently are engaged only in a de minimis amount of such transactions, and therefore, neither the Fund, the Adviser or the Investment Subadviser are currently subject to the registration and most regulatory requirements applicable to CPOs and CTAs, respectively. There can be no certainty that the Fund, the Adviser or the Investment Subadviser will continue to qualify under the applicable exclusion or exemption, as the Fund’s investments may change over time. If the Fund, the Adviser or the Investment Subadviser is subject to additional CFTC regulation, it may incur additional costs or be subject to additional regulatory requirements.]

Government Intervention in the Financial Markets

The value of the Fund’s holdings is generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. Governments or their agencies may acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Past instability during the 2008-2009 financial downturn as well as during the COVID-19 pandemic led the U.S. Government, other governments and financial and prudential regulators to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. It is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Illiquid Investments and Restricted Securities

The Fund will invest in investments that lack an established secondary trading market or otherwise are considered illiquid. The liquidity of an investment relates to the ability to dispose easily of the investment and the price to be obtained upon disposition of the investment, which may be less than would be obtained for a comparable more liquid investment. Illiquid investments may not trade at all or may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as if the Fund elects to repurchase Shares, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

The Fund will invest in securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), often referred to as “restricted securities”. Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that

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may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Where registration is required for restricted securities, a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms than when it decided to sell the security. Transactions in restricted securities may entail other transaction costs that are higher than those for transactions in unrestricted securities. The Fund’s investments in private placements include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Investment Companies, Pooled Investment Vehicles and Structured Products.

Investment Companies. Subject to applicable statutory and regulatory limitations described below, the Fund may invest in shares of other investment companies, including open-end and closed-end investment companies, business development companies and other exchange-traded funds (“ETFs”). These other investment companies and exchange-traded funds may be managed by the Adviser or its affiliates. An investment in an investment company is subject to the risks associated with that investment company’s portfolio securities. The Adviser or Investment Subadviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance. In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Investments in closed-end funds may entail the risk that the market value of such investments may be substantially less than their net asset value. To the extent the Fund invests in shares of another investment company, the Fund will indirectly bear a proportionate share of that investment company’s advisory fees and other operating expenses. These fees are in addition to the management fees and other operational expenses incurred directly by the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.

Section 12(d)(1)(A) of the 1940 Act provides that a fund may not purchase or otherwise acquire the securities of other investment companies if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets.

These limitations are subject to certain statutory and regulatory exemptions including rule 12d1-4 under the 1940 Act (“Rule 12d1-4”). Rule 12d1-4 permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Among other conditions, Rule 12d1-4 prohibits a fund from acquiring control of another investment company (other than an investment company in the same group of investment companies), including by acquiring more than 25% of its voting securities. In addition, Rule 12d1-4 imposes certain voting requirements when a fund’s ownership of another investment company exceeds particular thresholds. If shares of a fund are acquired by another investment company, the “acquired” fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired fund have an aggregate value in excess of 10% of the value of the total assets of the fund, subject to certain exceptions. These restrictions may limit the Fund’s ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions which may also limit the Fund’s flexibility with respect to making investments in those unaffiliated investment companies. The Fund may also rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Fund to invest its assets in other registered investment companies, including ETFs, if, among other conditions: (a) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund, and (b) the sales load or service fee charged on the Fund’s shares is no greater than the limits set forth by the Conduct Rules of the Financial Industry Regulatory Authority, Inc. If required by the 1940 Act, the Fund expects to vote the shares of other investment companies that are held by the Fund in the same proportion as the vote of all other holders of such securities.

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Pooled Investment Vehicles. The Fund may invest in the securities of pooled vehicles that are not investment companies and, thus, are not required to comply with the provisions of the 1940 Act. As a shareholder of such pooled vehicles, the Fund will not have all of the investor protections afforded by the 1940 Act. Such pooled vehicles may, however, be required to comply with the provisions of other federal securities laws, such as the Securities Act. These pooled vehicles may hold currency or commodities, such as gold or oil, or other property that is itself not a security. These pooled investment vehicles may also include “hedge funds,” which pursue alternative investment strategies. Certain investment instruments and techniques that a hedge fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a hedge fund’s investments and trading strategies, the Fund may suffer a significant or complete loss of its invested capital in one or more hedge funds. In addition to the Fund’s direct fees and expenses, shareholders will also bear, indirectly, fees and expenses charged by the underlying hedge funds, which are often greater than the Fund’s fees and expenses. If the Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable management fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with its own operations. In addition, the Fund’s investment in pooled investment vehicles may be considered illiquid. The Fund will invest no more than 15% of its assets in pooled investment vehicles, including venture capital funds, that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the 1940 Act.

Structured Products. The Fund may invest in structured products, including exchange traded notes (“ETNs”) and equity-linked instruments. These types of structured products are senior, unsecured unsubordinated debt securities issued by an underwriting bank that are designed to provide returns that are linked to a particular benchmark, less investor fees. Structured products have a maturity date and, generally, are backed only by the creditworthiness of the issuer. As a result, the value of a structured product may be influenced by time to maturity, volatility and lack of liquidity in the underlying market (e.g., the commodities market), changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. Structured products also may be subject to credit risk. The value of an ETN may also be subject to the level of supply and demand for the ETN.

Leverage

The Fund may use leverage to the extent permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, or the issuance of notes in an aggregate amount up to 33 1/3% of the Fund’s total assets (or in the case of the issuance of preferred shares, 50% of total assets), including any assets purchased with borrowed money, immediately after giving effect to the leverage. The Fund may also use leverage generated by reverse repurchase agreements and similar transactions. The Fund may use leverage opportunistically and may use different types, combinations or amounts of leverage over time, based on the Adviser’s views concerning market conditions and investment opportunities. The Fund’s strategies relating to its use of leverage may not be successful, and the Fund’s use of leverage will cause the Fund’s NAV to be more volatile than it would otherwise be. There can be no guarantee that the Fund will leverage its assets or, to the extent the Fund does use leverage, what percentage of its assets such leverage will represent.

Recent Market Conditions

The performance of the Fund is subject to general market conditions. U.S. recession risk has increased as the Federal Reserve (Fed) increased interest rates at the fastest trajectory on record in an attempt to bring inflation back to target levels. The tight labor market has helped the U.S. consumer remain resilient through this inflationary period. However, the personal savings rate has decreased to its lowest level since 2005. The feedback loop between employment and consumption remains a focus for tracking recession risk. While job layoffs have increased in tech related fields, the overall labor market has remained tight. But operating efficiency is likely to become a focus as consumers push back on price increases. Currency markets reflect expected interest rate and economic growth differentials. While the language of the Fed remains hawkish, their shift to a slower rate raising trajectory as they approach their terminal rate changed the dynamics for the U.S. dollar and for international equity markets. This was compounded by economic growth concerns in both Europe and China moving away from peak pessimism, with Europe entering the winter with sufficient energy storage and China’s shift away from its zero-COVID policy. The war between Russia and Ukraine contributed to elevated energy prices in 2022. Sanctions against the Russian energy industry in response to the war

9

has reshaped global energy supply agreements. While Europe successfully shifted its energy supply agreements to restock their energy storage before the winter, energy remains a key risk factor to European economic growth and inflation pressures. Escalations or signs of moving towards negotiations could lead to near term energy price volatility. Additionally, the potential for improved Chinese economic growth is a key consideration for energy prices and other economic growth focused commodities. China’s shift away from its zero-COVID policy, its real estate rescue plan, and expectations of more easing of financial conditions could help restore confidence and stability, helping to improve Chinese economic growth during 2023. However, Chinese economic growth remains uncertain and the impact of higher COVID cases remains a risk factor. It is impossible to predict the effects of these or similar events in the future on the Fund, although it is possible that these or similar events could have a significant adverse impact on the NAV and/or risk profile of the Fund.

Repurchase Agreements

The Fund may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Fund’s custodian or sub-custodian, or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Reverse Repurchase Agreements

The Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker-dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Fund may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement.

U.S. Government Securities

The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques it employs, or as part of a cash reserve or for liquidity purposes. U.S. government securities, such as Treasury bills, notes and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase an agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise.

Although U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac®”) and the Federal National Mortgage Association (“Fannie Mae®”) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future. There is no assurance that the U.S. government would provide financial support to its agencies and instrumentalities in the future if not required to do so, even though the U.S. government has provided financial support to certain U.S. government-sponsored enterprises in the past during periods of

10

extremity. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate. U.S. government agencies and instrumentalities that issue or guarantee securities include the FHFA, Fannie Mae, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Ginnie Mae, the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, Freddie Mac, the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae®”).

Warrants

The Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The Fund is subject to the investment policies enumerated in this section, which may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund’s outstanding Shares, which is defined by the 1940 Act as: (i) more than 50% of the Fund’s outstanding shares; or (ii) 67% or more of the Fund’s shares present at a shareholder meeting if more than 50% of the Fund’s outstanding shares are represented at the meeting in person or by proxy, whichever is less.

1.

The Fund may borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.

The Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.

The Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.

The Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.

The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in securities of issuers having their principal business activities in groups of industries in the technology sector. Except as stated in the prior sentence, the Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time; provided that, without limiting the

11

generality of the foregoing: (a) this limitation will not apply to the Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) repurchase agreements (collateralized by the instruments described in clause (ii)) or (iv) securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Prospectus), or the next business day if the 14th day is not a business day.

Any investment restriction which involves a maximum percentage (other than the borrowing restriction) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of the Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits under the 1940 Act, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

Current 1940 Act Limitations

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

Borrowing. The 1940 Act presently allows an investment company to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of its total assets. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of the Fund’s investment restriction.

Concentration. The SEC staff has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions. For purposes of the Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC and SEC staff guidance. Revenue bonds are characterized by the industry in which the revenue is used.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Senior Securities. Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although the 1940 Act does provide allowances for certain borrowings. In addition, Rule 18f-4 under the 1940 Act permits the Fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, provided that the fund complies with the conditions of Rule 18f-4.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

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TRUSTEES AND OFFICERS OF THE FUND

Members of the Board

The business and affairs of the Trust are overseen by the Board of Trustees (“Board”). Subject to the provisions of the Trust’s Declaration of Trust and By-Laws and Delaware law, the Board has all powers necessary and convenient to carry out this general oversight responsibility, including the power to elect and remove the Trust’s officers. The focus of the Board’s oversight of the business and affairs of the Trust (and the Fund, as well as other funds) is to protect the interests of the shareholders in the Fund and other relevant funds. The Board appoints and oversees the Trust’s officers and service providers. The Adviser is responsible for the day-to-day investment management of the Fund and the overall supervision of the management and operations of the Fund, based on the Fund’s investment objective, strategies, policies, and restrictions and agreements entered into by the Fund and/or the Adviser on behalf of the Fund. The Adviser has engaged the Investment Subadviser to provide day-to-day management of the Fund’s portfolio, subject to the supervision of the Adviser. In carrying out its general oversight responsibility, the Board regularly interacts with and receives reports from the senior personnel of the Fund’s service providers (including, in particular, the Adviser and Investment Subadviser) and the Trust’s CCO. The Board is assisted by the Fund’s independent registered public accounting firm (who reports directly to the Fund’s Audit Committee), counsel to the Fund, and other experts selected and approved by the Board.

Board members who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”), constitute 75 percent of the Board. [____], an Independent Trustee, serves as Independent Chairman of the Board. The Independent Chairman helps to facilitate communication among the Independent Trustees as well as communication between the Independent Trustees and management of the Trust. The Independent Chairman may assume such other duties and perform such activities as the Board may, from time to time, determine should be handled by the Independent Chairman. [_______] is the sole Board member who is an “interested person” of the Trust (“Interested Trustee”). [______] is an Interested Trustee due to [his/her] affiliation with the Adviser. The Board believes that having an interested person on the Board facilitates the ability of the Independent Trustees to fully understand (i) the Adviser’s commitment to providing and/or arranging for the provision of quality services to the Fund and (ii) corporate and financial matters of the Adviser that may be of importance in the Board’s decision-making process. The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter that delineates the specific responsibilities of that committee. The Board has established two standing committees: an Audit Committee and a Nominating and Governance Committee. Currently, each of the Independent Trustees serves on each of these committees, which are comprised solely of Independent Trustees.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. On an annual basis, the Board conducts a self-evaluation process that, among other things, considers (i) whether the Board and its committees are functioning effectively, (ii) given the size and composition of the Board and each of its committees, whether the Trustees are able to effectively oversee the number of funds in the complex and (iii) whether the mix of skills, perspectives, qualifications, attributes, education, and relevant experience of the Trustees helps to enhance the Board’s effectiveness.

There are no specific required qualifications for Board membership. The Board believes that the different skills, perspectives, qualifications, attributes, education, and relevant experience of each of the Trustees provide the Board with a variety of complementary skills. Please note that (i) none of the Trustees is an “expert” within the meaning of the federal securities laws and (ii) the Board is not responsible for the day-to-day operations of the Trust and the Fund.

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each Trustee serves until his or her death, resignation or removal and replacement. The address for all Trustees is c/o Global X Management Company, LLC, 605 3rd Avenue, 43rd Floor, New York, New York 10158

Interested Trustees.

[Insert biographical information for Trustees.]

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Independent Trustees.

[Insert biographical information for Trustees.]

Individual Trustee Qualifications. The Fund has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Fund has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

[Insert discussion of Individual Trustee Qualifications.]

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of, or a Board conclusion that, the Board or any Trustee has any special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

[Board Standing Committees. The Board of Trustees currently has two standing committees: an Audit Committee and a Nominating and Governance Committee. Currently, each Independent Trustee serves on each of these committees.]

[Audit Committee. The purposes of the Audit Committee are to assist the Board in (1) its oversight of the Fund’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Fund; (2) its oversight of the Trust’s financial statements and the independent audit thereof; (3) selecting, evaluating and, where deemed appropriate, replacing the independent registered public accounting firm (or nominating the independent registered public accounting firm to be proposed for shareholder approval in any proxy statement); and (4) evaluating the independence of the independent registered public accounting firm. Because the Fund is newly organized, the Audit Committee did not meet during the prior fiscal year.]

[Nominating and Governance Committee. The purposes of the Nominating and Governance Committee are, among other things, to assist the Board in (1) its assessment of the adequacy of the Board’s adherence to industry corporate governance best practices; (2) periodic evaluation of the operation of the Trust and meetings with management of the Trust concerning the Trust’s operations and the application of policies and procedures to the Fund; (3) review, consideration and recommendation to the full Board regarding Independent Trustee compensation; (4) identification and evaluation of potential candidates to fill a vacancy on the Board; and (5) selection from among potential candidates of a nominee to be presented to the full Board for its consideration. The Nominating and Governance Committee will not consider shareholders’ nominees. Because the Fund is newly organized, the Nominating and Governance Committee did not meet during the prior fiscal year.]

Fund Shares Owned by Board Members. The Fund is required to show the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Because the Fund is new, as of the date of this SAI, the Trustees did not beneficially own shares of the Fund. The Trustees and officers of the Fund own less than 1% of the outstanding shares of the Fund.

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Board Compensation. The following table sets forth information regarding the estimated total compensation payable by the Fund during its fiscal year ending ______, 2024 to the persons who serve as Trustees of the Fund.

Name	Estimated Aggregate Compensation		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation From the Fund
Interested
[_____]		$0	$0	$0		$0
Independent
[_____]	$	[_____]	$0	$0	$	[_____]
[_____]	$	[_____]	$0	$0	$	[_____]
[_____]	$	[_____]	$0	$0	$	[_____]

Fund Officers. Set forth below are the names, dates of birth, position with the Fund, length of term of office and the principal occupations for the last five years of each of the persons currently serving as officers of the Fund. Unless otherwise noted, the business address of each officer is c/o Global X Management Company, LLC, 605 3rd Avenue, 43rd Floor, New York, New York 10158. [None of the officers receives compensation from the Fund for his or her services.]

[Thomas Park (Born 1978) President (since 11/2023); Co-Chief Executive Officer Mirae Asset Global Investments (USA) (since 12/2022); Chief Executive Officer, GXMC (11/2023-04/2024); President of Mirae Asset Global Investments (USA) (1/2020-12/2022); and Executive Managing Director of Mirae Asset Global Investments (USA) (2011-2022).

Joe Costello (Born 1974) Chief Compliance Officer of the Fund (since 07/2024); Chief Compliance Officer, Global X (since 09/2016).

Alex Ashby (Born 1986) Chief Operating Officer of the Fund (since 07/2024); Chief Operating Officer, Global X (since 11/2023); Head of Product Development, Global X (2019-2024); Vice President, Director of Product Development (2015 - 2018)

Eric Olsen (Born 1970) Treasurer, Chief Financial Officer, and Principal Accounting Officer of the Fund (since 07/2024); Head of Finance, Global X (since 4/2024); Director of Accounting, SEI Investment Manager Services (March 2021 to April 2024); Deputy Head of Fund Operations, Traditional Assets, Aberdeen Standard Investments (2013-2021).

Jasmin Ali (Born 1983) Vice President and Secretary of the Fund (since 07/2024); General Counsel, Global X (since 6/2024); Associate, Simpson Thacher & Bartlett LLP (July 2021 to June 2024); Associate, Ropes & Gray LLP (2016-2021); Associate, Morgan Lewis & Bockius LLP (2014-2016).]

Certain officers of the Fund also serve as officers to one or more mutual funds and exchange-traded funds to which Global X, the Investment Subadviser, the Administrator or their affiliates act as investment adviser, administrator or distributor.

The officers of the Fund have been elected by the Board. Each officer shall hold office until the election and qualification of his or her successor or until earlier resignation or removal.

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MANAGEMENT

Adviser

Global X Management Company, LLC serves as the investment adviser for the Fund and is primarily responsible for the day-to-day investment management of the Fund. The Adviser has engaged the Investment Subadviser to provide day-to-day management of the Fund’s portfolio, subject to the supervision of the Adviser. Global X is a Delaware limited liability company and a wholly-owned subsidiary of Mirae Global. The principal business address of Global X is 605 3rd Avenue, 43rd Floor, New York, New York 10158. As of [ ], 2024, the Adviser provided investment advisory services for assets of approximately [ ] billion.

Advisory Agreement

The Fund and Global X have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser provides the investment advisory services to the Fund.

The Investment Advisory Agreement sets forth a standard of care, pursuant to which the Adviser is responsible for performing services to the Fund, and also includes liability and indemnification provisions.

The continuance of the Investment Advisory Agreement after the first two (2) years must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Investment Advisory Agreement or “interested persons” of any party thereto, cast in-person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the Fund or by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser.

Because the Fund is new and has not yet commenced operations, it has not paid any management fees to the Adviser under the Advisory Agreement.

Investment Subadviser

Global X has engaged Mirae Asset Global Investments (USA) LLC, located at 1212 Avenue of the Americas 10th Floor, New York, New York, 10036, to provide day-to-day management of the Fund’s portfolio, subject to the supervision of the Adviser. Mirae is a Delaware limited liability company and an affiliate of Global X. As of [ ], 2024, the Investment Subadviser provided investment advisory services for assets of approximately [ ] billion.

Subadvisory Agreement

[Global X has entered into the Subadvisory Agreement with the Investment Subadviser. The Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Subadviser is not liable for any error of judgment or mistake of law or for any loss the Fund suffers.]

[The continuance of the Subadvisory Agreement after the first two (2) years must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Subadvisory Agreement or “interested persons” of any party thereto, cast in-person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the Fund or by the Adviser, on not less than 30 days’ nor more than 60 days’ written notice to the Investment Subadviser.]

Pursuant to the Subadvisory Agreement, and in consideration of the advisory services provided by the Investment Subadviser to the Fund, the Investment Subadviser is entitled to the sub-advisory fee of [___% of the net assets of the Fund]. [The sub-advisory fee is paid by the Adviser to the Investment Subadviser and not by the Fund.] Because the

16

Fund is new and has not yet commenced operations, no subadvisory fees have been paid to the Investment Subadviser under the Subadvisory Agreement.

Portfolio Management

The portfolio manager is an employee of the Investment Subadviser, as identified below.

Compensation. The Investment Subadviser believes that the compensation program is competitively positioned to attract and retain high-caliber investment professionals. The portfolio manager receives a salary and is eligible to receive an annual bonus. The portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect the portfolio manager’s relative experience and contribution to the Fund. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates. The annual incentive bonus opportunity provides cash bonuses based upon (a) individual performance in the functional aspects of the portfolio manager role, (b) achievement of strategic goals related to process and technology improvement, and (c) overall company performance. [Portfolio manager compensation is not tied to the performance of the individual funds themselves. The portfolio manager also has stock options of the Adviser or its affiliated companies.]

Ownership of Fund Shares. As of the date of this SAI, the portfolio manager does not beneficially own any shares of the Fund.

Other Accounts. As of ____ __, 2024, in addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas Park

[No account listed above is subject to a performance-based advisory fee.]

[Conflicts of Interests. The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include other registered investment companies and pooled investment vehicles (collectively, the “Other Accounts”). The Other Accounts might have a similar investment objective as the Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio manager’s management of the Other Accounts may give rise to the following potential conflicts of interest, the Adviser and Investment Subadviser do not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser and Investment Subadviser believe that they have designed policies and procedures that are reasonably designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of the Fund. Because of the portfolio manager’s position with the Fund, the portfolio manager knows the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio manager could use this information to the advantage of the Other Accounts and to the possible detriment of the Fund. However, each of the Adviser and Investment Subadviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of the Fund and the Other Accounts which, in theory, may allow the portfolio manager to allocate investment opportunities in a way that favors the Other Accounts over the Fund. This conflict of interest may be exacerbated to the extent that the Adviser or the portfolio manager receive, or expect to receive, greater compensation from the

17

management of the Other Accounts than the Fund. Notwithstanding this theoretical conflict of interest, it is the policy of each of the Adviser and the Investment Subadviser to manage each account based on its investment objective and related restrictions and, as discussed above, each of the Adviser and Investment Subadviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while a portfolio manager may buy for an Other Account securities that differ in identity or quantity from securities bought for the Fund, such an approach might not be suitable for the Fund given its investment objective and related restrictions.]

Administrator, Custodian, Transfer Agent and Distributor

General. [______________, the Administrator to the Fund (the “Administrator”), has its principal business offices at ________________.] The Administrator and its affiliates also serve as administrator or sub-administrator to other funds.

Administration Agreement with the Fund. The Fund and the Administrator have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Fund with certain services, among other responsibilities, administrative, tax, accounting services, portfolio compliance monitoring, and financial reporting for the maintenance and operations of the Fund. In addition, the Administrator makes available certain space, equipment, personnel and facilities to provide the services to the Fund.

For its administrative services, the Administrator receives a fee, which is calculated based upon the average daily net assets of the Fund and paid monthly by the Fund. As of the date of this SAI, the Fund had not commenced operations and, therefore, had not paid any administration fees to the Administrator.

Custodian. [_____________, located at __________], serves as custodian (the “Custodian”) for the Fund. The Custodian maintains in separate accounts cash, securities and other assets of the Fund, keeps all necessary accounts and records, and provides other services. The Custodian is required, upon the order of the Fund, to deliver securities held by it, in its capacity as custodian, and to make payments for securities purchased by the Fund.

Transfer Agent. [___________-] serves as the transfer agent for the Fund (the “Transfer Agent”). Distributor

Distributor. The Fund and [__________] (the “Distributor”) are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund’s shares. The principal business address of the Distributor is [___________]. The offering of the Fund’s Shares is continuous on a daily basis and the Distributor distributes the Fund Shares on a best efforts and agency basis (not as principal).

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Fund and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or, by the holders of a majority of the outstanding voting securities of the Fund, upon not less than sixty (60) days’ written notice by either party.

Service Plan

The Fund has adopted a shareholder services plan and agreement (the “Service Plan”) with respect to Shares that allows such shares to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such shares at an annual rate of up to 0.25% of average daily net assets of the Shares. The Service Plan

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provides that shareholder service fees on Shares will be paid to the Distributor, which may then be used by the Distributor to compensate financial intermediaries for providing shareholder services with respect to Shares.

CODE OF ETHICS

The Fund, the Adviser, the Investment Subadviser and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Fund, the Adviser, the Investment Subadviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Fund. The codes of ethics are on file with the SEC and are available to the public.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The policy of the Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser or Investment Subadviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and in various jurisdictions. The Adviser or Investment Subadviser effects transactions for the Fund with those brokers and dealers that it believes provide the most favorable prices and are capable of providing the most efficient and best execution of trades. The primary consideration of the Adviser and Investment Subadviser is to seek prompt execution of orders at the most favorable net price. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers. The Adviser, the Investment Subadviser and their affiliates do not currently participate in any soft dollar transactions, although the Adviser and the Investment Subadviser rely on Section 28(e) of the 1934 Act in effecting or executing transactions for the Fund. Accordingly, in selecting broker-dealers to execute a particular transaction, the Adviser or Investment Subadviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the Fund and/or other accounts over which the Adviser, the Investment Subadviser or their affiliates exercise investment discretion. The Adviser or Investment Subadviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser or Investment Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser or Investment Subadviser to the Fund. Such brokerage and research services might consist of reports and statistics on specific companies or industries or broad overviews of the securities markets and the economy. Shareholders of the Fund should understand that the services provided by such brokers may be useful to the Adviser or the Investment Subadviser in connection with their services to other clients.

The Adviser and the Investment Subadviser assume general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund are considered at or about the same time, transactions in such securities are allocated among the Fund in a manner deemed equitable to the Fund by the Adviser or the Investment Subadviser. Bundling or bunching transactions for the Fund is intended to result in better prices for portfolio securities and lower brokerage commissions, which should be beneficial to the Fund.

While the Fund generally does not expect to engage in trading for short-term gains, it will effect portfolio transactions without regard to any holding period if, in the Adviser’s or Investment Subadviser’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. Government Securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences,

19

such as increased capital gain dividends and/or ordinary income dividends, and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

Because the Fund had not commenced operations as of the date of this SAI, no information regarding brokerage commissions paid is available.

REPURCHASE OFFERS

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund.

The Fund must maintain liquid assets equal to the repurchase offer amount from the time that the shareholder notification is sent to Shareholders until the repurchase pricing date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the repurchase offer amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the repurchase request deadline and the repurchase payment deadline. The Fund has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with these repurchase offer and the liquidity requirements. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Fund will take whatever action it deems appropriate to ensure compliance.

The Fund may cause a mandatory repurchase or redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, at NAV in accordance with the Declaration of Trust and Section 23 of the 1940 Act and Rule 23c-2 thereunder.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board of Trustees’ oversight. In delegating proxy responsibilities, the Board of Trustees has directed that proxies be voted consistent with the Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”) and the Adviser has engaged a third party proxy solicitation firm, Glass Lewis & Co. (“Glass Lewis”), an independent third party proxy service that is responsible for the actual voting of all proxies in a timely manner, while the CCO is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Proxy Voting Policies have been adopted by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Fund.

I.	General Guidelines. Except in instances where the Adviser has provided Glass Lewis with different direction, Glass Lewis has agreed to vote proxies in accordance with recommendations developed by Glass Lewis and overseen by the Adviser. The Glass Lewis guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. The Glass Lewis guidelines encourage the maximization of return for shareholders through identifying and avoiding financial, audit and corporate governance risks. Detailed information on Glass Lewis’s proxy voting guidelines is available under “Proxy Paper GuidelinesTM” from Glass Lewis at www.glasslewis.com/guidelines. The Proxy Voting Policies are designed to ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities. The Proxy Voting Policies address the Adviser’s oversight of Glass Lewis, as well as when securities on loan are recalled to participate in proxy votes, if applicable. Additionally, the Proxy Voting Policies address material conflicts of interest that may arise between the interests of the Fund and the interests of the Adviser. In situations in which there is a conflict of interest between the interests of the Adviser or its
20

affiliates and the interests of the Fund’s shareholders, the Adviser will take necessary actions to resolve the conflict and to protect the interests of shareholders.

II.	Oversight of Third Party Solicitation Firm. The Adviser has reviewed the principles and procedures employed by Glass Lewis in making recommendations on voting proxies on each issue presented, and has satisfied itself that Glass Lewis’s recommendations are (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders, and not serve other unrelated or improper interests. The Adviser shall review its determinations as to Glass Lewis at least annually.

III.	Record of Proxy Voting. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 will be available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company is presumed to “control” the company. To the knowledge of the Fund and except as noted below, as of ____ __, 2024, no persons were deemed to control the Fund.

[______] has provided an initial investment in the Fund. For so long as [______] has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

As of ____ __, 2024, the Fund had not commenced operations, and, therefore, the officers and trustees of the Fund as a group beneficially owned no shares of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[, located at ___________________], is the Fund’s independent registered public accounting firm and audits the Fund’s financial statements and performs other audit related services.

LEGAL COUNSEL

[______________], is counsel to the Fund and has passed upon the validity of the Fund’s Shares.

FINANCIAL STATEMENTS

[INSERT SEED FINANCIAL STATEMENTS]

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PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), will be filed as part of the Statement of Additional Information.

(2)	Exhibits:

(a)	(1)	Certificate of Trust, dated September 21, 2023 is filed herewith.

	(2)	Agreement and Declaration of Trust, dated September 21, 2023, is filed herewith.

(b)	By-laws, dated September 21, 2023, are filed herewith.

(c)	Not applicable.

(d)	Multiple Class Plan Pursuant to Rule 18f-3 to be filed by amendment.

(e)	Dividend Reinvestment Plan to be filed by amendment.

(f)	Not applicable.

(g)	(1)	Investment Advisory Agreement, dated [XX], between Registrant and Global X Management Company LLC (the “Adviser”) to be filed by amendment.

	(2)	Investment Sub-Advisory Agreement, dated [XX], between the Adviser and Mirae Asset Global Investments (USA) LLC (the “Sub-Adviser”) to be filed by amendment.

(h)	(1)	Distribution Agreement, dated [XX], between the Registrant and [XX] (the “Distributor”) to be filed by amendment.

	(2)	Shareholder Services Plan, dated [XX], to be filed by amendment.

(i)	Not applicable.

(j)	Custody Agreement, dated [XX] between Registrant and [XX] to be filed by amendment.

(k)	(1)	Transfer Agency Agreement, dated [XX], between Registrant and [XX] to be filed by amendment.

	(2)	Administration Agreement, dated [XX], between Registrant and [XX] to be filed by amendment.

	(3)	Expense Limitation Agreement, dated [XX], between Registrant and the Adviser to be filed by amendment.

(l)	Opinion and Consent of Morgan, Lewis & Bockius LLP to be filed by amendment.

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(o)	Not applicable.

(p)	Initial Capital Agreement, dated [XX], to be filed by amendment.

(q)	Not applicable.

(r)	(1)	Code of Ethics of the Registrant to be filed by amendment.

(2)	Code of Ethics of the Adviser to be filed by amendment.

(3)	Code of Ethics of the Sub-Adviser to be filed by amendment.

(4)	Code of Ethics of the Distributor to be filed by amendment.

(s)	Powers of Attorney to be filed by amendment.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the prospectus that forms a part of this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance or Distribution

All figures are estimates:

Registration fees	$ [XX]
Printing and engraving fees	$ [XX]
Accounting fees and expenses	$ [XX]
Legal fees and expense	$ [XX]
Total Fees	$ [XX]

Item 28. Persons Controlled by or Under Common Control with the Registrant

The information in the Statement of Additional Information under the headings “Control Persons and Principal Shareholders” and “Trustees and Officers of the Fund” is incorporated by reference.

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of [XX] of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Class [XX] Shares	[XX]

Item 30. Indemnification

To be provided by amendment.

Item 31. Business and Other Connections of Investment Advisor

Global X Management Company LLC serves as investment adviser for the Registrant. The principal address of the Adviser is 605 Third Avenue, 43rd Floor, New York, NY 10158. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended. Set forth below is a list of officers and directors of Global X Management Company LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. The information below is provided as of July 5, 2024.

Name and Position	Principal Business(es) During the Last Two Fiscal Years
Ryan O’Connor, Chief Executive Officer	Chief Executive Officer, GXMC (since 4/2024); Global Head of ETF Product, Goldman Sachs Asset Management (2021-2024)
Joseph Costello, Chief Compliance Officer	Chief Compliance Officer, GXMC (since 9/2016)
Alex Ashby, Chief Operating Officer	Chief Operating Officer, GXMC (since 11/2023); Interim Chief Financial Officer, GXMC (3/2024-4/2024); Head of Product Development, GXMC (2019-2024)
Eric Olsen, Treasurer and Head of Finance & Business Management	Treasurer and Head of Finance & Business Management, GXMC (since 4/2024); Director of Accounting, SEI Investment Manager Services (2021 to 4/2024)

Mirae Asset Global Investments (USA) LLC serves as investment sub-adviser for the Registrant. The principal address of the Sub-Adviser is 1212 Avenue of the Americas, 10th Floor, New York, NY 10036. The Sub-Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of Mirae Asset Global Investments (USA) LLC is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

Item 32. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of Global X Management Company LLC, 605 Third Avenue, 43rd Floor, New York, NY 10158, Mirae Asset Global Investments (USA) LLC, 1212 Avenue of the Americas, 10th Floor, New York, NY 10036, [XX], [XX], and [XX]. [To be updated by amendment]

Item 33. Management Services

Not applicable.

Item 34. Undertakings

(1)	Not applicable.

(2)	Not applicable.

(3)	The Registrant undertakes:

(a)	[To file a post-effective amendment with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons, if the Registrant proposes to raise its initial capital under Section 14(a)(3) of the Investment Company Act.]

(b)	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (“Securities Act”);

(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the 1933 Act if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(3)	To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement

(c)	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(d)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(e)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	If the Registrant is relying on Rule 430B:

(i)	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	If the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(f)	That for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	Free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(3)	The portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	Not applicable.

(5)	Not applicable.

(6)	Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

(7)	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 5th day of July, 2024.

Global X Venture Fund
(Registrant)

By:	/s/ Thomas Park
Thomas Park
Trustee and President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

/s/ Thomas Park	Trustee and President	July 5, 2024
Thomas Park

/s/ Eric Olsen	Treasurer, Chief Financial Officer,	July 5, 2024
Eric Olsen	and Principal Accounting Officer

EXHIBIT INDEX

(a)(1)	Certificate of Trust, dated September 21, 2023
(a)(2)	Agreement and Declaration of Trust, dated September 21, 2023
(b)	By-laws, dated September 21, 2023